UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22323

Nuveen Enhanced Municipal Value Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 April 2020

Nuveen Municipal Closed-End Funds

NUV	Nuveen Municipal Value Fund, Inc.
NUW	Nuveen AMT-Free Municipal Value Fund
NMI	Nuveen Municipal Income Fund, Inc.
NEV	Nuveen Enhanced Municipal Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials are now facing the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. Markets have turned their focus to the potential for an economic recovery – the timing and magnitude of which remain highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Temporary bans on movement and travel are being lifted, and some near-term economic indicators have shown modest improvement in countries that have reopened. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
June 23, 2020

Portfolio Managers’ Comments

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Daniel J. Close, CFA, Christopher L. Drahn, CFA, and Steven M. Hlavin discuss key investment strategies and the six-month performance of these four national Funds. Dan has managed NUV and NUW since 2016. Chris assumed portfolio management responsibility for NMI in 2011. Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility in 2010.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
With daily new COVID-19 coronavirus cases now slowing across much of the world, economies are beginning to reopen and movement bans are easing. The focus is shifting to whether the resumption of activity triggers a second wave of infections and how quickly economies may rebound. Early indications, first from China, South Korea and Hong Kong, and more recently from various U.S. states that opened their economies earlier and more thoroughly than others, showed there is a risk of new infection outbreaks. Economic indicators have begun to reflect the severe supply and demand disruptions resulting from the shutdowns, and a more prolonged recovery looks more likely than a rapid snap-back to growth.
Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, and most markets have recovered most of their losses. But volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
What key strategies were used to manage the Funds during the six-month reporting period ended April 30, 2020, and how did these strategies influence performance?
Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
For most of the reporting period, a favorable macroeconomic backdrop, strong demand, narrowing credit spreads and falling interest rates supported municipal bond performance. However, the coronavirus pandemic and the shutdown of the economy introduced significant uncertainty about the future of economic growth and impact to municipal credit fundamentals. As the nearer-term impacts began to materialize, we looked for relative value and income enhancement opportunities among credits we believe may demonstrate resilience over the long term.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. Prior to the coronavirus-related market turmoil in late February 2020, most of the Funds’ trading was driven by reinvesting the proceeds from called and maturing bonds. One of the notable transactions during this reporting period was the state of Ohio refunding its legacy Buckeye Tobacco Settlement bonds and issuing new replacement bonds. All four Funds owned the legacy bonds and bought some of the replacement bonds. In the market sell-off in March 2020, credit spreads increased considerably. This turned our focus in March and April 2020 to selling depreciated bonds with lower embedded yields to buy similar structures offering higher embedded yields. This exchanging strategy allows the Funds to take advantage of tax efficiencies and enhance the Funds’ income earnings capability to support the dividend.
NUV and NUW bought bonds across a diverse group of sectors, including dedicated tax bonds (Metropolitan Pier in Illinois, Puerto Rico sales tax bonds known as COFINAs, Kentucky Transient hotel occupancy tax bonds), toll roads (Metropolitan Washington Airports Dulles Toll Road, Grand Parkway in Texas, NTE Mobility Partners in Texas) and Central Plains Energy prepay gas bonds. NUV also bought two health care credits (New York University Langone Hospitals, Oklahoma University Medicine) and an “other transit” credit offering a short call structure (New York Metropolitan Transit Authority). In addition to the three toll road credits, NUW purchased a fourth toll road, Central Texas Regional Mobility Authority. Both NUV and NUW participated in the new issue deals for Buckeye Tobacco Settlement bonds and New York State Power Authority. These purchases were largely made with the proceeds from called and maturing bonds, and a limited amount of selling earlier in the reporting period to fund buying.
For NMI, there were no significant shifts in the Fund’s overall positioning. In the first four months of the reporting period, we continued to reinvest the proceeds of called and maturing bonds, including buying the new issue replacement Buckeye Tobacco bonds, Metropolitan Pier in Illinois and East Baton Rouge Sewer. Trading activity in the latter months of the reporting period mainly involved one-for-one bond exchanges to help improve NMI’s income earnings potential.
NEV’s trading activity was relatively minimal in this reporting period. Purchase activity was driven by the reinvestment of proceeds from called and maturing bonds, such as the Buckeye Tobacco settlement bonds and Louisiana Gas and Fuels Tax Revenue bonds, which matured and funded our purchase of Loma Linda University Medical Center. In addition, NEV now holds Energy Harbor common stock, after FirstEnergy Solutions successfully emerged from bankruptcy and the restructured company was renamed Energy Harbor. The Fund received Energy Harbor stock when its holding of bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of its debt reorganization and emergence from bankruptcy protection, which was completed in February 2020. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds.
The volatility in the latter months of the reporting period marginally lengthened the Funds’ (and benchmark index’s) overall duration. As yields rose and credit spreads widened, bonds previously priced to shorter call dates become less likely to be called early, lengthening their duration profile.
As of April 30, 2020, NUV, NUW and NEV continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, during this reporting period NUW entered into duration-shortening interest rate futures contracts. As interest rates declined, these contracts had a negative impact on performance during the reporting period.
How did the Funds perform during the six-month reporting period ended April 30, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended April 30, 2020. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.
For the six months ended April 30, 2020, the total returns at NAV for the four Funds underperformed the return for the national S&P Municipal Bond Index.
The factors affecting performance in this reporting period included yield curve and duration positioning, credit ratings allocation and sector allocation. The municipal yield curve steepened in this reporting period, with yields on the short end of the curve falling and yields on the longer end of the curve increasing. Longer duration bonds underperformed in this environment, which was detrimental to the Funds’ overweight allocations to the longer end of the spectrum. For NUW, an underweight to the shortest dated bonds was a larger detractor than its overweight to longer dated bonds.

Portfolio Managers’ Comments (continued)
The Funds’ credit ratings allocations had a negative impact in aggregate. Lower rated, higher yielding bonds underperformed in this reporting period due to their disproportionate credit spread widening in March 2020. Notably, BBB rated credits (the lowest investment grade rating) underperformed below investment grade bonds, indicating that the sell-off was driven by liquidity rather than credit concerns, as BBB rated bonds have higher liquidity profiles than below investment grade bonds. NUV and NUW’s performance was hurt mainly by an overweight to BBB rated credits and an underweight to AAA rated credits, which were the sole positive performing ratings group. For NMI, the overweight allocations in mid-grade quality (single A and BBB rated) and non-rated credits, along with underweights in high grade (AAA and AA rated) paper were detrimental to performance. NEV held more than 20% of its portfolio on average in BBB rated bonds and approximately 20% in below investment grade bonds, making the Fund more sensitive to changes in credit spreads.
Sectors performed largely along credit quality lines. Sectors composed of predominantly high grade bonds, such as the pre-refunded and general obligation (GO) sectors outperformed, while those made up of primarily lower rated, higher yielding bonds lagged. Some of the hardest hit sectors were those with obvious exposure to the pandemic and its economic impacts, including hospitals, senior living/life care facilities and continuing care retirement communities (CCRCs), transportation (toll roads, airports) and education. For other credits, such as Illinois and Chicago GOs and U.S. territory debt, investors worried that credit concerns predating the health crisis could be exacerbated by the uncertain outlook. While the Funds’ holdings in Illinois (Chicago) and Puerto Rico bonds (the Funds do not own any Virgin Islands bonds) had negative performance in the reporting period, the relative impact was in line with the credit spread widening seen across other lower rated bonds. NUV’s sector allocation was positive overall, aided by an overweight to pre-refunded credits and underweights to CCRCs and the “other transportation” sector. NUW benefited from overweight allocations to the pre-refunded sector. NMI’s overweight to pre-refunded bonds positively contributed to performance but was offset by an underweight to GOs and overweight allocations to transportation (and particularly toll roads) and health care (hospitals and senior living/life care facilities). NEV had very low exposure to the senior living sector and our security selection within senior living bonds was favorable, which resulted in a positive return that strongly outperformed the market’s average return for the sector. However, NEV’s overweight to toll roads was detrimental.
Individual credit selection detracted from NUV and NUW’s performance, primarily because of the underperformance of longer dated credits, including tender option bonds and zero coupon Metropolitan Pier (Illinois) and New Jersey Transportation bonds. NMI’s performance was also hindered by the Metropolitan Pier (Illinois) zero coupon bonds. For NEV, individually strong performers helped mitigate some of the losses driven by duration and credit rating positioning. For example, the legacy Buckeye Tobacco Settlement bonds (which were refunded in March 2020) produced a large gain, as did FirstEnergy Solutions bonds, which successfully exited bankruptcy in February 2020 and were converted to shares in the new company, Energy Harbor (as described in the strategy section of this commentary).
In addition, the use of leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of NEV’s common shares relative to its comparative benchmark was the Fund’s use of leverage. The Fund obtain leverage through investments in inverse floating rate securities, which represent a leveraged investment in an underlying bond. This was also a factor, although less significantly, for NUV and NUW because their use of leverage is more modest. NMI did not invest in inverse floating rate securities during the reporting period.
The Funds primarily utilize leverage in order to generate incremental income. The Funds are able to do so by earning a greater amount of interest on additional higher yielding long-term bond investments than its associated leverage expense, which is typically based upon short-term rates. This has been particularly true in recent market environments where short-term rates have been low by historical standards. Common share income in leveraged funds will typically decrease in comparison to unleveraged funds when short-term rates increase and increase when short-term rates decrease.
In return for the opportunity of higher incremental income, the Funds’ common shareholders assume additional price variability, so their net asset value will be more volatile. Common shareholders will experience a greater increase in their net asset value due to leverage if the municipal bonds acquired through the use of leverage increase in value, but correspondingly will have a greater decline in their net asset value if the bonds acquired through leverage decline in price.
Management believes that the potential benefit from leverage continues to outweigh the associated risk of loss from increased price variability as previously described. Historically, over almost all longer periods of time, incremental income derived from leverage has more than offset any negative impact on net asset value due to the added price variability caused by leverage, in which cases leverage has resulted in higher total returns. However, during shorter time periods, increased losses due to this added price variability can equal or exceed any incremental income so that, when compared to an unleveraged fund, leverage may reduce total returns during the period.
During the recent semi-annual period, leverage had a negative impact on the total return performance of NEV and a negligible impact on the total return performance of NUV and NUW. Over the first four months of the reporting period the total return performance for NEV Fund was aided by not only the incremental income from leverage, but also an amplification of the modest price appreciation of its underlying bond portfolio. However, beginning of the second week of March, the overall municipal market experienced a severe sell-off due to the COVID-19 economic shutdown. NEV’s leverage amplified these market declines, and those amplified declines more than offset leverage’s favorable impact on the prior months’ net asset value appreciation and incremental income.
During this period of sharp portfolio value decline, NEV’s effective leverage ratio increased. NEV was not forced to reduce leverage during this period, however, and as markets began to somewhat recover, albeit in fits and starts, starting in the last days of March and through April, leverage again worked in NEV’s favor. That recovery also caused NEV’s leverage ratios to decline.

Fund Leverage (continued)
Despite the significant negative impact of leverage over the last two months of the fiscal period, management continues to believe that over the longer term leverage for NEV will continue to enhance both net income and total return prospects. We point to the strong 10-year returns of the Fund compared to its unlevered benchmark index, shown on ensuing pages, which results encompass the negative impact of leverage during March and April of 2020.
As of April 30, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Effective Leverage*	1.41%	1.35%	0.00%	35.40%

*  Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of April 30, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NUV	NUW	NMI	NEV
November 2019	$0.0310	$0.0470	$0.0360	$0.0565
December	0.0310	0.0390	0.0360	0.0565
January	0.0310	0.0390	0.0360	0.0565
February	0.0310	0.0390	0.0360	0.0565
March	0.0310	0.0390	0.0330	0.0565
April 2020	0.0310	0.0390	0.0330	0.0565
Total Distributions from Net Investment Income	$0.1860	$0.2420	$0.2100	$0.3390
Total Distributions from Long Term Capital Gains*	$—	$—	$0.0357	$—
Total Distributions	$0.1860	$0.2420	$0.2457	$0.3390

Yields
Market Yield**	3.88%	3.23%	3.86%	5.26%
Taxable-Equivalent Yield**	6.46%	5.46%	6.52%	8.89%

*  Distribution paid in December 2019.
** Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at

Common Share Information (continued)
www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NUW and NMI were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NUW and NMI, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are shown in the accompanying table.

	NUW	NMI
Additional authorized common shares	1,500,000	800,000*

*  Represents additional authorized common shares for the period November 1, 2019 through March 8, 2020.
During the current reporting period, NMI sold common shares through its Shelf Offering at a weighted average premium to the NAV per common share as shown in the accompanying table.

NMI
Common shares sold through shelf offering	330,371
Weighted average premium to NAV per common share sold	1.39%

Refer to the Notes to Financial Statements, Note 5 – Fund Shares for further details on Shelf Offerings and each Fund’s transactions.
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Directors/Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of April 30, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Common shares cumulatively repurchased and retired	—	—	—	—
Common shares authorized for repurchase	20,690,000	1,550,000	875,000	2,495,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of April 30, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Common share NAV	$10.03	$15.77	$10.55	$13.94
Common share price	$9.60	$14.49	$10.26	$12.88
Premium/(Discount) to NAV	(4.29)%	(8.12)%	(2.75)%	(7.60)%
6-month average premium/(discount) to NAV	(1.27)%	(4.17)%	0.13%	(4.51)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal Value Fund, Inc. (NUV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUV.
Nuveen AMT-Free Municipal Value Fund (NUW)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUW.
Nuveen Municipal Income Fund, Inc. (NMI)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMI.
Nuveen Enhanced Municipal Value Fund (NEV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. The Fund uses only inverse floaters for its leverage, increasing its exposure to interest rate risk and credit risk, including counter-party credit risk. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NEV.

NUV	Nuveen Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUV at Common Share NAV	(3.41)%	0.98%	3.48%	4.69%
NUV at Common Share Price	(6.29)%	(0.20)%	3.35%	4.07%
S&P Municipal Bond Index	(1.26)%	2.21%	3.02%	3.97%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.5%
Other Assets Less Liabilities	0.9%
Net Assets Plus Floating Rate
Obligations	101.4%
Floating Rate Obligations	(1.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.1%
AAA	7.2%
AA	29.3%
A	26.7%
BBB	18.1%
BB or Lower	3.5%
N/R (not rated)	5.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.2%
Transportation	19.8%
Tax Obligation/General	12.6%
U.S. Guaranteed	11.5%
Health Care	9.9%
Utilities	8.8%
Others	13.2%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	15.7%
Illinois	11.6%
California	9.0%
Colorado	6.3%
New York	5.9%
Florida	4.9%
New Jersey	3.9%
Ohio	3.7%
Washington	3.1%
Nevada	2.8%
Michigan	2.6%
Virginia	2.4%
Indiana	2.4%
Georgia	2.2%
South Carolina	1.8%
Wisconsin	1.8%
Other	19.9%
Total	100%

NUW	Nuveen AMT-Free Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUW at Common Share NAV	(5.32)%	(0.89)%	2.86%	4.49%
NUW at Common Share Price	(12.60)%	(7.29)%	0.83%	3.67%
S&P Municipal Bond Index	(1.26)%	2.21%	3.02%	3.97%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.2%
Other Assets Less Liabilities	0.6%
Net Assets Plus Floating Rate
Obligations	100.8%
Floating Rate Obligations	(0.8)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	1.2%
AAA	7.0%
AA	38.5%
A	26.1%
BBB	18.1%
BB or Lower	2.8%
N/R (not rated)	6.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.9%
Tax Obligation/General	17.0%
Utilities	15.6%
Transportation	12.9%
Health Care	11.4%
Water and Sewer	8.8%
Other	11.4%
Total	100%

States and Territories
(% of total municipal bonds)
California	14.7%
Texas	13.0%
Illinois	8.8%
Colorado	7.7%
Nevada	6.2%
New York	4.5%
Georgia	4.4%
Florida	4.3%
Kentucky	3.6%
Maryland	3.4%
Washington	3.2%
Puerto Rico	3.0%
Ohio	2.5%
New Jersey	2.4%
Other	18.3%
Total	100%

NMI	Nuveen Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMI at Common Share NAV	(4.73)%	(1.33)%	2.67%	4.72%
NMI at Common Share Price	(7.43)%	(3.35)%	0.94%	3.85%
S&P Municipal Bond Index	(1.26)%	2.21%	3.02%	3.97%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.5%
Other Assets Less Liabilities	2.5%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	12.2%
AAA	0.6%
AA	19.6%
A	33.9%
BBB	22.8%
BB or Lower	3.7%
N/R (not rated)	7.2%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.9%
Tax Obligation/General	14.8%
Transportation	13.5%
U.S. Guaranteed	12.2%
Tax Obligation/Limited	11.1%
Education and Civic Organizations	9.2%
Utilities	6.7%
Other	10.6%
Total	100%

States and Territories
(% of total municipal bonds)
California	17.4%
Colorado	10.1%
Illinois	9.3%
Texas	7.6%
Wisconsin	5.9%
Florida	5.7%
Missouri	3.2%
Michigan	3.1%
Pennsylvania	3.0%
Georgia	2.9%
New Jersey	2.9%
Ohio	2.5%
Arizona	2.5%
Tennessee	2.5%
Minnesota	2.3%
Other	19.1%
Total	100%

NEV	Nuveen Enhanced Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NEV at Common Share NAV	(6.38)%	(1.83)%	3.09%	5.76%
NEV at Common Share Price	(9.69)%	(3.32)%	1.64%	5.34%
S&P Municipal Bond Index	(1.26)%	2.21%	3.02%	3.97%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	133.4%
Common Stocks	2.3%
Other Assets Less Liabilities	0.9%
Net Assets Plus Floating Rate
Obligations	136.6%
Floating Rate Obligations	(36.6)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.0%
AAA	4.2%
AA	29.2%
A	11.3%
BBB	26.8%
BB or Lower	10.6%
N/R (not rated)	7.4%
N/A (not applicable)	1.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.2%
Transportation	16.0%
Health Care	16.0%
Tax Obligation/General	11.0%
U.S. Guaranteed	7.2%
Education and Civic Organizations	6.1%
Utilities	4.9%
Other	15.6%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	15.1%
California	9.6%
New Jersey	7.9%
Wisconsin	6.9%
Pennsylvania	6.3%
New York	5.7%
Ohio	5.4%
Louisiana	5.0%
Florida	4.9%
Guam	4.2%
Georgia	3.1%
Virginia	2.5%
Washington	2.5%
Texas	2.4%
Other	18.5%
Total	100%

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.5%
	MUNICIPAL BONDS – 100.5%
	Alabama – 0.2%
$ 3,805	Homewood, Alabama, General Obligation Warrants, Refunding Series 2016, 5.000%, 9/01/36	9/26 at 100.00	AA+	$ 4,464,673
	Alaska – 0.1%
2,710	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	5/20 at 100.00	B3	2,715,718
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 1.2%
7,525	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	8,383,000
	Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)
2,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	AA–	3,355,996
	Series 2017A, 5.000%, 7/01/35
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	6,834,632
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
4,240	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	9/20 at 100.00	AA	4,291,728
	Healthcare, Series 2006C Re-offering, 5.000%, 9/01/35 – AGM Insured
	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	AA	1,204,050
750	5.000%, 7/01/35	7/27 at 100.00	AA	899,573
22,050	Total Arizona			24,968,979
	California – 9.0%
4,615	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	4,434,277
	Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA– (4)	5,611,700
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
3,920	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	5/20 at 47.28	CCC–	1,848,946
	Gold Country Settlement Funding Corporation, Refunding Series 2006, 0.000%, 6/01/33
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
3,275	5.450%, 6/01/28	5/20 at 100.00	B2	3,275,360
4,200	5.600%, 6/01/36	5/20 at 100.00	B2	4,200,462
1,175	California Department of Water Resources, Central Valley Project Water System Revenue	12/26 at 100.00	AAA	1,414,653
	Bonds, Refunding Series 2016AW, 5.000%, 12/01/33
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A+	10,938,100
	Health, Refunding Series 2016B, 5.000%, 11/15/46
1,200	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,314,312
	Angeles, Series 2017A, 5.000%, 8/15/37
3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	4,190,802
	System, Series 2013A, 5.000%, 7/01/33
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2 (4)	2,354,310
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
6,130	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	6,394,509
	Series 2018A, 5.000%, 12/31/43 (AMT)
2,725	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	2,885,775
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
1,625	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	1,776,824
	Series 2013I, 5.000%, 11/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	Aa2	$ 5,265,750
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	3,440,500
	Linda University Medical Center, Series 2016A, 5.000%, 12/01/46, 144A
4,505	Covina-Valley Unified School District, Los Angeles County, California, General	No Opt. Call	A+	3,839,476
	Obligation Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured
5,700	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	6,593,874
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,180	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/31 at 100.00	A–	2,122,274
	Refunding Series 2013A, 0.000%, 1/15/42 (5)
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AAA	29,586,000
	Series 1995A, 0.000%, 1/01/22 (ETM)
13,920	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	13,568,659
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
	Merced Union High School District, Merced County, California, General Obligation Bonds,
	Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,396,375
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	2,405,098
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	A–	2,057,692
	Bonds, Election 1998 Series 2004, 0.000%, 8/01/27 – FGIC Insured
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
3,060	0.000%, 8/01/28 (5)	2/28 at 100.00	Aa1	3,372,212
2,315	0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	2,270,529
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	5,091,694
	Series 2009C, 6.500%, 11/01/39
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	7,369,915
	Series 2004C, 0.000%, 8/01/33 – AGM Insured
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds,
	Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	Aa3	2,410,689
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa3	2,439,114
450	San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement	6/28 at 100.00	BBB	419,549
	Bonds, Subordinate Series 2018C, 4.000%, 6/01/32
10,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A+	11,839,000
	International Airport, Refunding Second Series 2019D, 5.000%, 5/01/39
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue	2/21 at 100.00	BBB+ (4)	261,205
	Bonds, Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41
	(Pre-refunded 2/01/21)
12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	10,390,573
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/25 – NPFG Insured
13,220	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	11,183,062
	Series 2006A, 0.000%, 9/01/28 – NPFG Insured
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	4,716,250
	Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured
5,815	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 29.16	AA	1,491,838
	Refunding Series 2015, 0.000%, 8/01/48
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	5/20 at 100.00	B	1,997,580
	Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27
195,415	Total California			187,168,938

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 6.4%
$ 7,500	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series	12/28 at 100.00	Aa1	$ 9,310,725
	2019A, 5.500%, 12/01/43
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	7,889,179
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
4,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	3,968,108
	Series 2019A-2, 4.000%, 8/01/49
1,255	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	1,186,414
	Senior Lien Series 2017, 5.000%, 12/31/51
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/22 at 100.00	AA (4)	2,156,800
	Revenue Bonds, Series 2012A, 5.000%, 3/01/41 (Pre-refunded 3/01/22)
4,500	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series	3/28 at 100.00	Aa2	5,391,900
	2018N, 5.000%, 3/15/37
	Colorado State, Certificates of Participation, Lease Purchase Financing Program,
	National Western Center, Series 2018A:
1,250	5.000%, 9/01/30	3/28 at 100.00	Aa2	1,541,888
2,000	5.000%, 9/01/31	3/28 at 100.00	Aa2	2,452,840
1,260	5.000%, 9/01/32	3/28 at 100.00	Aa2	1,530,131
620	5.000%, 9/01/33	3/28 at 100.00	Aa2	746,852
3,790	Colorado State, Certificates of Participation, Rural Series 2018A, 5.000%, 12/15/37	12/28 at 100.00	Aa2	4,546,257
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
2,750	5.000%, 11/15/25	11/22 at 100.00	AA–	2,964,968
2,200	5.000%, 11/15/29	11/22 at 100.00	AA–	2,361,216
5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	5,559,229
	2013B, 5.000%, 11/15/43
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center	12/26 at 100.00	Baa2	2,009,800
	Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/35
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
9,660	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	7,236,982
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	16,704,292
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	11,211,160
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	3,151,112
	0.000%, 9/01/39 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
7,700	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	5,185,950
10,075	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	4,157,952
8,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	11,297,360
	Springs Utilities, Series 2008, 6.500%, 11/15/38
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds,	11/21 at 100.00	Baa3	5,185,800
	Refunding Series 2011, 6.000%, 11/01/26
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project	7/20 at 100.00	Baa3	3,760,463
	Private Activity Bonds, Series 2010, 6.000%, 1/15/41
4,945	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	11/26 at 100.00	AA+	5,699,755
	Series 2017A, 5.000%, 11/01/40
4,250	University of Colorado, Enterprise System Revenue Bonds, Series 2018B, 5.000%, 6/01/43	6/28 at 100.00	Aa1	5,072,672
149,725	Total Colorado			132,279,805
	Connecticut – 0.8%
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/21 at 100.00	A+ (4)	1,573,905
	HealthCare, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
8,440	Connecticut State, General Obligation Bonds, Series 2015E, 5.000%, 8/01/29	8/25 at 100.00	A1	9,514,665
5,000	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/33	11/25 at 100.00	A1	5,569,700
10,102	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	656,599
	Series 2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (6)
25,042	Total Connecticut			17,314,869

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia – 0.4%
$ 15,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	6/20 at 20.14	N/R	$ 2,517,750
	Bonds, Series 2006A, 0.000%, 6/15/46
5,390	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Senior	4/28 at 100.00	AAA	6,412,860
	Lien Series 2018B, 5.000%, 10/01/43
20,390	Total District of Columbia			8,930,610
	Florida – 4.9%
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%,	10/21 at 100.00	AA (4)	3,177,390
	10/01/41 – AGM Insured (Pre-refunded 10/01/21)
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/25 at 100.00	N/R	582,730
	Renaissance Charter School Income Projects, Series 2015A, 6.000%, 6/15/35, 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
3,400	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	7/20 at 104.00	N/R	2,968,710
3,400	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	7/20 at 105.00	N/R	2,913,664
3,400	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	7/20 at 105.00	N/R	2,885,002
4,000	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	4,755,480
3,500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2019A, 5.000%, 10/01/44	10/29 at 100.00	AA–	4,233,775
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A+	2,459,094
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40
5,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	7/20 at 100.00	A	5,110,716
	2010A, 5.000%, 7/01/40
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami	8/21 at 100.00	A (4)	10,113,890
	Children’s Hospital, Series 2010A, 6.000%, 8/01/46 (Pre-refunded 8/01/21)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A	2,190,760
	Refunding Series 2014B, 5.000%, 10/01/37
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A (4)	4,070,160
	2010B, 5.000%, 10/01/29 (Pre-refunded 10/01/20)
4,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series	7/22 at 100.00	AA	4,251,080
	2012, 5.000%, 7/01/42
9,590	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%,	10/20 at 100.00	AA (4)	9,762,140
	10/01/39 – AGM Insured (Pre-refunded 10/01/20)
	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2018A:
3,500	5.000%, 10/01/36	10/27 at 100.00	AA	4,215,400
3,780	5.000%, 10/01/37	10/27 at 100.00	AA	4,536,794
1,120	5.000%, 10/01/38	10/27 at 100.00	AA	1,338,198
10,725	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A,	5/24 at 100.00	AA+ (4)	12,445,290
	5.000%, 11/01/44 (Pre-refunded 5/01/24)
3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical	11/22 at 100.00	BBB+	3,340,415
	Center, Series 2013A, 5.000%, 11/01/43
4,000	Pembroke Pines, Florida, Capital Improvement Revenue Bonds, Series 2019A, 4.000%, 7/01/38	7/29 at 100.00	AA	4,473,720
1,020	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	1,186,117
	Electric Cooperatice, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42
6,865	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA	7,337,724
	4.000%, 5/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,472,128
	5.000%, 11/15/33
95,295	Total Florida			101,820,377

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.2%
$ 3,325	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	Aa2	$ 3,765,962
	5.000%, 11/01/40
4,945	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	4,871,616
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
2,290	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health	4/27 at 100.00	A	2,492,505
	System, Inc Project, Series 2017A, 5.000%, 4/01/47
6,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	7,237,980
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.500%, 2/15/42
5,865	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	6,286,400
	Series 20188HH, 5.000%, 1/01/44
16,145	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/28 at 100.00	A	16,619,824
	Series 2019A, 5.000%, 1/01/49
2,415	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,542,271
	Series 2015A, 5.000%, 1/01/35
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	2,309,820
	Refunding Series 2016A, 5.000%, 10/01/46
42,985	Total Georgia			46,126,378
	Guam – 0.0%
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	331,468
	Hawaii – 0.5%
4,830	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2018A, 5.000%, 9/01/40	9/28 at 100.00	Aa1	5,807,012
3,000	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond	1/28 at 100.00	Aa2	3,588,960
	Resolution, Senior Series 2018A, 5.000%, 7/01/37
7,830	Total Hawaii			9,395,972
	Illinois – 11.7%
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	5,177,600
	Series 2016, 6.000%, 4/01/46
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	5,389,400
	Series 2016A, 7.000%, 12/01/44
2,945	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	3,123,290
	Series 2016B, 6.500%, 12/01/46
4,710	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	5,175,301
	Series 2017A, 7.000%, 12/01/46, 144A
17,725	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	15,232,333
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured
7,495	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	4,743,735
	Tax Revenues, Series 1999A, 0.000%, 12/01/31 – NPFG Insured
1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A,	1/22 at 100.00	AA+	1,537,425
	5.000%, 1/01/36
3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General	No Opt. Call	AA	3,296,295
	Obligation Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	A+	8,904,110
1,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/35	11/26 at 100.00	A+	1,011,710
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	BB–	3,238,419
	Corporation Project, Series 2010, 6.750%, 10/15/40
5,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AA–	5,423,200
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated	5/25 at 100.00	AA–	5,317,850
	Group, Series 2015A, 5.000%, 11/15/38
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	602,851
825	5.000%, 8/15/44	8/25 at 100.00	Baa1	866,126

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/21 at 100.00	AA– (4)	$ 2,592,825
	Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA+	3,131,460
	5.000%, 10/01/51
5,125	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/28	1/26 at 100.00	BBB–	4,966,228
1,755	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB–	1,694,593
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB–	645,175
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	5,976,045
	5.000%, 1/01/38
4,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B,	7/26 at 100.00	AA–	4,495,240
	5.000%, 1/01/41
5,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue	3/28 at 100.00	N/R	4,550,000
	Bonds, First Tier Series 2005A-2, 5.500%, 1/01/36, 144A
2,875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB	2,418,795
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	Baa2	16,114,392
	Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 1994B:
3,635	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	BBB	3,535,001
5,245	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	BBB	3,947,649
11,675	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	BBB	8,413,355
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,315	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	2,571,409
7,685	5.700%, 6/15/24	6/22 at 101.00	BBB	8,209,425
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	BBB	2,959,853
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	BBB	11,854,148
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BBB	10,735,620
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	BBB	10,874,711
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	5,013,719
10,000	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BBB	4,574,800
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	BBB	10,811,895
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA+	8,228,799
	Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured
8,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA+	10,600,880
	Illinois, General Obligation Bonds, Series 2003A, 6.000%, 7/01/33 – NPFG Insured
5,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	6/24 at 100.00	AA+	5,268,650
	Illinois, General Obligation Bonds, Series 2014A, 5.000%, 6/01/44
5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds,	No Opt. Call	AA	4,705,095
	Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 –
	AGM Insured
10,285	Springfield, Illinois, Water Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/37 (UB) (7)	3/22 at 100.00	AA–	10,948,794
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	657,152
	6.000%, 10/01/42
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	760,289
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	A+	2,456,109
303,910	Total Illinois			242,751,751

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 2.4%
$ 5,010	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A	$ 5,232,895
	Series 2012A, 5.000%, 5/01/42
2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	2,320,358
	Group, Refunding 2015A, 4.000%, 12/01/40
5,740	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	5,876,325
	Project, Series 2013A, 5.000%, 7/01/48 (AMT)
2,000	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	2,278,460
	2016A, 5.000%, 1/01/42
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus	2/29 at 100.00	AAA	5,901,950
	Bonds, Courthouse & Jail Project, Series 2019A, 5.250%, 2/01/54
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,550	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	12,460,267
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	2,225,328
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	12,912,342
49,545	Total Indiana			49,207,925
	Iowa – 0.6%
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
175	5.375%, 6/01/38	6/20 at 100.00	B–	176,626
7,000	5.625%, 6/01/46	6/20 at 100.00	B–	7,065,030
4,965	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	6/20 at 100.00	B–	5,011,125
	5.600%, 6/01/34
12,140	Total Iowa			12,252,781
	Kentucky – 1.6%
395	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue	5/20 at 100.00	Baa2	396,094
	Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern
	Kentucky International Airport, Series 2016:
1,530	5.000%, 1/01/27	1/26 at 100.00	A1	1,767,165
1,600	5.000%, 1/01/28	1/26 at 100.00	A1	1,844,976
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington
	Center Corporation Project, Series 2018A:
1,280	5.000%, 9/01/37	9/28 at 100.00	A2	1,391,808
1,435	5.000%, 9/01/38	9/28 at 100.00	A2	1,561,266
4,000	5.000%, 9/01/43	9/28 at 100.00	A2	4,347,760
2,000	5.000%, 9/01/48	9/28 at 100.00	A2	2,174,840
1,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A	1,016,930
	Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42
8,935	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	8,510,856
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
6,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa3	5,632,620
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39 (5)
5,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series	4/27 at 100.00	A1	5,558,800
	2017, 5.000%, 4/01/30
33,175	Total Kentucky			34,203,115
	Louisiana – 1.2%
1,335	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A,	2/29 at 100.00	AA	1,450,317
	4.000%, 2/01/45
2,310	Louisiana Local Government Environmental Facilities and Community Development Authority,	8/20 at 100.00	Baa2	2,312,402
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29
5,450	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/20 at 100.00	Baa2	5,450,327
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35
4,420	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	AA–	4,712,339
	2013A, 5.000%, 7/01/28

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 9,040	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A	$ 10,038,106
	Project, Series 2017A, 5.000%, 1/01/48
1,470	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking	10/28 at 100.00	AA	1,719,680
	Facilities Corporation Consolidated Garage System, Series 2018A, 5.000%, 10/01/43 – AGM Insured
24,025	Total Louisiana			25,683,171
	Maine – 0.6%
4,250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB	4,433,897
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
1,190	5.000%, 7/01/43	7/28 at 100.00	A+	1,328,504
5,940	5.000%, 7/01/48	7/28 at 100.00	A+	6,588,410
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	7/21 at 100.00	BB	1,081,721
	Medical Center, Series 2011, 6.750%, 7/01/41
12,430	Total Maine			13,432,532
	Maryland – 1.3%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
630	5.000%, 9/01/31	9/27 at 100.00	BB	545,196
1,945	5.000%, 9/01/32	9/27 at 100.00	BB	1,683,125
3,455	5.000%, 9/01/34	9/27 at 100.00	BB	2,989,646
2,000	5.000%, 9/01/35	9/27 at 100.00	BB	1,729,620
4,500	5.000%, 9/01/42	9/27 at 100.00	BB	3,894,435
3,500	5.000%, 9/01/46	9/27 at 100.00	BB	3,030,405
2,350	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple	9/26 at 100.00	BBB–	2,252,827
	Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/41 (AMT)
1,050	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue	7/25 at 100.00	A–	1,115,688
	Bonds, Meritus Medical Center, Series 2015, 5.000%, 7/01/40
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	1,557,255
	Healthcare, Series 2011A, 6.125%, 1/01/36
6,635	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools	5/28 at 100.00	AA	7,675,302
	Construction & Revitalization Program, Series 2018A, 5.000%, 5/01/47
27,565	Total Maryland			26,473,499
	Massachusetts – 1.1%
1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/29 at 100.00	A+	1,202,370
	Refunding Senior Lien Series 2019A, 5.000%, 1/01/37
2,100	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	AA–	2,245,593
	Obligated Group, Series 2013, 5.250%, 11/15/41
2,905	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	3,033,430
	Green Bonds, Series 2015D, 5.000%, 7/01/44
1,105	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/26 at 100.00	BBB	1,198,980
	Series 2016E, 5.000%, 7/01/36
2,765	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A1	3,000,302
	Issue, Series 2016N, 5.000%, 12/01/46
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	AAA	9,947,027
	Series 2013A, 5.000%, 5/15/43
980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior	No Opt. Call	A+	806,187
	Series 1997A, 0.000%, 1/01/29 – NPFG Insured
320	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6,	6/20 at 100.00	Aaa	321,043
	5.500%, 8/01/30
20,285	Total Massachusetts			21,754,932

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 2.6%
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds,
	Refunding Series 2013:
$ 1,775	6.000%, 10/01/33	10/23 at 100.00	N/R	$ 1,652,703
2,520	6.000%, 10/01/43	10/23 at 100.00	N/R	2,182,547
1,590	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series	6/20 at 100.00	B–	1,551,427
	1998A, 5.500%, 5/01/21
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA–	1,502,603
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
15	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A,	6/20 at 100.00	A+	15,037
	4.500%, 7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A+	3,828,060
	5.500%, 7/01/29 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien Series 2003B, 5.000%,	6/20 at 100.00	A+	5,015
	7/01/34 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	6/20 at 100.00	A1	5,014
	7/01/34 – NPFG Insured
3,315	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	3,918,098
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43
1,950	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	AA–	2,010,937
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
15	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	16,016
4,585	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (4)	4,895,496
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	6/22 at 100.00	AA– (4)	5,418,300
	2015MI, 5.000%, 12/01/35 (Pre-refunded 6/01/22)
6,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	AA+	6,213,420
	Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	5,317,550
	2011-II-A, 5.375%, 10/15/41
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	11,781,600
	2015-I, 5.000%, 4/15/30
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	3,064,122
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A1	1,205,512
	County Airport, Series 2015D, 5.000%, 12/01/45
50,180	Total Michigan			54,583,457
	Minnesota – 0.3%
3,200	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding	No Opt. Call	AA	4,212,224
	Series 2016B, 5.000%, 11/15/34
1,480	University of Minnesota, General Obligation Bonds, Series 2016A, 5.000%, 4/01/41	4/26 at 100.00	Aa1	1,756,775
4,680	Total Minnesota			5,968,999
	Missouri – 0.8%
3,465	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	3,629,068
	CoxHealth, Series 2013A, 5.000%, 11/15/48
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care	6/20 at 100.00	AA– (4)	12,035,880
	System, Series 2010B, 5.000%, 6/01/30 (Pre-refunded 6/01/20)
15,465	Total Missouri			15,664,948

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana – 0.6%
$ 1,115	Billings, Montana, Sewer System Revenue Bonds, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	AA+	$ 1,338,000
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
1,340	5.000%, 7/01/30	7/28 at 100.00	BBB	1,556,222
1,415	5.000%, 7/01/31	7/28 at 100.00	BBB	1,623,062
1,980	5.000%, 7/01/32	7/28 at 100.00	BBB	2,255,576
2,135	5.000%, 7/01/33	7/28 at 100.00	BBB	2,404,309
3,045	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group,	8/28 at 100.00	AA–	3,587,345
	Series 2018A, 5.000%, 8/15/48
11,030	Total Montana			12,764,514
	Nebraska – 0.4%
	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding
	Crossover Series 2017A:
1,710	5.000%, 9/01/37	No Opt. Call	A	2,099,572
1,500	5.000%, 9/01/42	No Opt. Call	A	1,856,625
1,855	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	1,968,137
	5.000%, 9/01/42
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	1,502,816
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
6,465	Total Nebraska			7,427,150
	Nevada – 2.8%
	Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax,
	Additionally Secured by Pledged Revenue Series 2018B:
2,000	5.000%, 12/01/33	12/28 at 100.00	AA+	2,425,720
5,000	5.000%, 12/01/35	12/28 at 100.00	AA+	6,014,400
5,000	Humboldt County, Nevada, Pollution Control Revenue Bonds, Sierra Pacific Power Company	No Opt. Call	A+	5,031,300
	Projects, Series 2016B, 1.850%, 10/01/29 (Mandatory Put 4/15/22)
5,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	Aa3	5,183,850
	Bonds, Series 2018B, 5.000%, 7/01/43
8,500	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	8,986,285
	5.250%, 7/01/43
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,220	5.000%, 6/01/33	12/24 at 100.00	AA+	5,957,690
10,000	5.000%, 6/01/34	12/24 at 100.00	AA+	11,384,900
9,000	5.000%, 6/01/39	12/24 at 100.00	AA+	10,107,540
1,205	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water	6/26 at 100.00	AA+	1,374,146
	Improvement Series 2016A, 5.000%, 6/01/41
2,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	A3	2,106,660
	Transportation Rail Access Corridor Project, Series 2018A, 5.000%, 6/01/48
250	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	AA	302,583
	Transportation Rail Access Corridor Project, Series 2018B, 5.000%, 6/01/33 – AGM Insured
53,175	Total Nevada			58,875,074
	New Jersey – 4.0%
930	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	942,462
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (AMT)
6,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB+	6,247,920
	Refunding Series 2016BBB, 5.500%, 6/15/31
5,990	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	AA	6,611,163
	2005N-1, 5.500%, 9/01/25 – AGM Insured
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/23 at 100.00	BBB+	4,078,800
	Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/26

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	6/20 at 100.00	BB+	$ 3,299,670
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
9,420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB+	5,936,578
	Appreciation Series 2010A, 0.000%, 12/15/31
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	BBB+	20,951,400
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	18,296,820
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	BBB+	4,554,405
	2013AA, 5.000%, 6/15/29
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
2,750	5.250%, 6/15/32	6/25 at 100.00	BBB+	2,803,488
2,150	5.250%, 6/15/34	6/25 at 100.00	BBB+	2,190,270
2,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 5.000%, 1/01/40	1/28 at 100.00	A+	2,287,780
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	Aa3 (4)	1,276,364
	5/01/43 (Pre-refunded 5/01/23)
2,720	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	2,738,115
	Bonds, Series 2018B, 5.000%, 6/01/46
101,895	Total New Jersey			82,215,235
	New Mexico – 0.0%
125	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA–	128,654
	New York – 5.9%
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/27 at 100.00	Aa3	4,256,325
	Dormitory Facilities, Series 2017A, 5.000%, 7/01/42
5,330	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals	7/30 at 100.00	A	5,377,437
	Obligated Group, Series 2020A, 4.000%, 7/01/53
1,950	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	2,262,936
	2018, 5.000%, 9/01/39
7,855	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A (4)	8,188,995
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
	MTA Hudson Rail Yards Trust Obligations, New York, MTA Financing Agreement Payable by
	the Metropolitan Transportation Authority, Series 2016A:
3,135	5.000%, 11/15/51	11/21 at 100.00	A2	3,246,104
7,380	5.000%, 11/15/56	11/23 at 100.00	A2	7,889,368
9,850	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee	6/20 at 100.00	Baa1	9,745,393
	Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured
10,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	11,523,400
	Fiscal 2018, Series 2017S-3, 5.000%, 7/15/43
7,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	8,181,180
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/37
11,755	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	11,273,868
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
5,825	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	6,086,717
	Center Project, Series 2011, 5.750%, 11/15/51
5,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	Aa1	5,393,550
	(WI/DD, Settling 5/12/20)
8,270	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	8,384,705
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, Delta Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
3,250	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa3	3,262,090
5,250	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	5,269,530

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 9,925	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	$ 10,005,392
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
7,550	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/27 at 100.00	AA–	8,710,661
	Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42
3,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	3,373,980
	Refunding Series 2015A, 5.000%, 11/15/50
650	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	665,360
	5.000%, 6/01/24
116,725	Total New York			123,096,991
	North Carolina – 0.9%
1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	1,527,945
	Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37
1,520	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	1,800,090
	Project, Refunding Series 2016B, 5.000%, 10/01/44
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot
	Lanes Project, Series 2015:
2,155	5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB–	2,185,148
4,175	5.000%, 6/30/54 (AMT)	6/25 at 100.00	BBB–	4,087,659
2,010	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/20 at 100.00	N/R (4)	2,016,392
	University Health System, Series 2010A, 5.000%, 6/01/42 (Pre-refunded 6/01/20)
1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/20 at 100.00	AA–	1,008,380
	Health Inc, Series 2010A, 4.750%, 11/01/43
2,995	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB	3,070,684
	5.000%, 7/01/51
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding
	Senior Lien Series 2017:
1,625	5.000%, 1/01/30	1/27 at 100.00	BBB	1,756,983
1,850	5.000%, 1/01/32	1/27 at 100.00	BBB	1,981,035
18,830	Total North Carolina			19,434,316
	North Dakota – 0.5%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series	11/21 at 100.00	A+	8,206,465
	2011, 6.250%, 11/01/31
1,840	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	Baa2	1,917,758
	Obligated Group, Series 2017A, 5.000%, 12/01/42
9,660	Total North Dakota			10,124,223
	Ohio – 3.7%
4,710	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	4,725,402
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
20,480	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	18,283,725
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	Caa3 (4)	18,266,612
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,195	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	11/27 at 100.00	Aa2	1,416,971
	Refunding & Improvement Series 2017A, 5.000%, 11/01/32
3,485	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	3,574,042
	4.000%, 12/01/46
5,000	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018,	6/28 at 100.00	AAA	6,008,550
	5.000%, 6/01/43
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB (4)	1,866,289
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 13,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	$ 13,032,500
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
	(Mandatory Put 9/15/21) (6)
4,110	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	4,647,423
	Bypass Project, Series 2015, 5.000%, 12/31/39 – AGM Insured (AMT)
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3 (4)	5,543,991
	Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)
75,100	Total Ohio			77,365,505
	Oklahoma – 1.3%
1,225	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R (4)	1,325,867
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26 (Pre-refunded
	8/25/21), 144A
4,000	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding	7/26 at 100.00	AAA	4,734,160
	Series 2016, 5.000%, 7/01/36
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist
	Medical Center, Refunding Series 2015A:
1,590	5.000%, 8/15/27	8/25 at 100.00	A+	1,780,132
1,250	5.000%, 8/15/29	8/25 at 100.00	A+	1,392,287
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
1,935	5.250%, 8/15/43	8/28 at 100.00	Baa3	2,012,400
5,000	5.250%, 8/15/48	8/28 at 100.00	Baa3	5,167,350
10,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series	1/26 at 100.00	AA–	11,457,300
	2017A, 5.000%, 1/01/42
25,000	Total Oklahoma			27,869,496
	Oregon – 0.7%
6,585	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding	5/27 at 100.00	AAA	8,153,415
	Senior Lien Series 2017B, 5.000%, 11/15/28
5,330	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	Aa2	6,302,139
11,915	Total Oregon			14,455,554
	Pennsylvania – 1.1%
2,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	2,939,900
	5.000%, 1/01/36
3,155	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	2/27 at 100.00	AA	3,598,309
	Geisinger Health System, Series 2017A-2, 5.000%, 2/15/39
2,000	Pennsylvania State University, Revenue Bonds, Refunding Series 2016A, 5.000%, 9/01/41	9/26 at 100.00	Aa1	2,313,240
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2011B:
1,405	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,501,298
1,310	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	1,395,504
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/22 at 100.00	AA– (4)	8,317,425
	Bonds, Subordinate Series 2013A, 5.000%, 12/01/43 (Pre-refunded 12/01/22)
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate	12/26 at 100.00	AA–	1,319,000
	Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)
570	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	644,049
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
1,350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/28 at 100.00	Baa3	1,259,604
	Series 2017, 5.000%, 1/01/38 (AMT)
21,040	Total Pennsylvania			23,288,329

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 1.4%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
$ 6,031	0.000%, 7/01/33	7/28 at 86.06	N/R	$ 3,281,166
15,388	4.500%, 7/01/34	7/25 at 100.00	N/R	15,026,998
7,054	4.550%, 7/01/40	7/28 at 100.00	N/R	6,510,983
5,320	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	4,910,466
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
33,793	Total Puerto Rico			29,729,613
	South Carolina – 1.8%
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,760	0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	10,994,399
9,535	0.000%, 1/01/29 – AGC Insured	No Opt. Call	AA	7,972,595
8,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A	8,448,320
	Series 2016B, 5.000%, 12/01/56
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A	5,756,135
	Improvement Series 2015A, 5.000%, 12/01/50
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A	3,665,755
	2014A, 5.500%, 12/01/54
39,250	Total South Carolina			36,837,204
	Tennessee – 0.7%
2,260	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	2,647,974
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
3,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program	11/27 at 100.00	AA+	3,546,210
	Bonds, Series 2017A, 5.000%, 11/01/42
7,245	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%,	2/23 at 100.43	A	7,528,932
	5/01/48 (Mandatory Put 5/01/23)
12,505	Total Tennessee			13,723,116
	Texas – 15.7%
14,355	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2018, 4.000%,	2/27 at 100.00	Aa1	15,352,242
	2/15/43 (UB) (7)
2,420	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series	1/23 at 100.00	A–	2,505,136
	2013A, 5.000%, 1/01/43
745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A,	1/30 at 100.00	A–	816,423
	5.000%, 1/01/40
7,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/21 at 100.00	A+	7,741,725
	2012D, 5.000%, 11/01/38 (AMT)
240	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	249,907
	2014A, 5.250%, 9/01/44
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of	8/23 at 100.00	A–	5,110,050
	Obligation Series 2013, 5.000%, 8/15/39
	Fort Bend County Municipal Utility District 50, Texas, General Obligation Bonds, Series 2018A:
2,600	4.000%, 9/01/46 – AGM Insured	9/23 at 100.00	AA	2,676,206
5,500	4.000%, 9/01/48 – AGM Insured	9/23 at 100.00	AA	5,661,205
3,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding	4/30 at 100.00	A+	3,533,566
	First Tier Series 2020C, 4.000%, 10/01/49
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA (4)	31,163,226
	Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23)
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	2,987,705
	Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45
7,295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation	11/31 at 39.79	AA	1,826,668
	Refunding Senior Lien Series 2014A, 0.000%, 11/15/50 – AGM Insured

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
$ 845	0.000%, 11/15/27 (ETM)	No Opt. Call	Baa2 (4)	$ 756,757
11,055	0.000%, 11/15/27	No Opt. Call	Baa2	8,571,605
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien
	Series 2014C:
425	5.000%, 11/15/23	No Opt. Call	BBB+	431,473
1,845	5.000%, 11/15/32	11/24 at 100.00	BBB+	1,836,218
14,905	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	7,478,137
	0.000%, 11/15/33 – NPFG Insured
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
1,590	5.000%, 7/01/43	7/28 at 100.00	A1	1,798,083
2,290	5.000%, 7/01/48	7/28 at 100.00	A1	2,574,624
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A	19,122,495
12,940	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	9,574,694
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	7,093,800
19,500	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	13,228,410
5,120	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/25 at 100.00	AAA	5,932,339
	Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/39
4,510	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/26 at 100.00	AAA	5,243,146
	Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/49
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/22 at 100.00	Baa1	1,993,160
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%,
	11/01/28 (AMT)
	Lubbock, Texas, Electric Light and Power System Revenue Bonds, Series 2018:
2,170	5.000%, 4/15/40	4/28 at 100.00	AA–	2,570,994
3,930	5.000%, 4/15/43	4/28 at 100.00	AA–	4,628,086
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds,	4/21 at 100.00	BBB	1,798,072
	Series 2011A, 7.250%, 4/01/36
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
30,000	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	34,772,401
5,220	6.500%, 1/01/43	1/25 at 100.00	A+	6,081,300
15,450	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	9,955,980
	0.000%, 1/01/36 – AGC Insured
9,020	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	9,537,568
	5.000%, 1/01/40
8,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2017B,	1/27 at 100.00	A	8,816,080
	5.000%, 1/01/43
9,100	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	10,147,228
	2015A, 5.000%, 1/01/32
2,000	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue	6/20 at 100.00	A	1,939,900
	Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (AMT)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Series 2010:
355	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	359,775
4,455	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	4,514,920
1,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	1,982,767
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
6,160	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	6,932,094
	Senior Lien Series 2008D, 6.250%, 12/15/26

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
$ 2,500	5.000%, 12/15/26	12/22 at 100.00	A3	$ 2,619,625
10,400	5.000%, 12/15/32	12/22 at 100.00	A3	10,757,448
	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A:
1,400	5.000%, 12/31/35	12/29 at 100.00	Baa2	1,531,656
3,000	5.000%, 12/31/36	12/29 at 100.00	Baa2	3,271,710
7,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A (4)	7,865,187
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A	3,246,360
	First Tier Series 2015B, 5.000%, 8/15/37
1,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	1,833,527
	Second Tier Series 2015C, 5.000%, 8/15/33
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	4,888,785
	2002A, 0.000%, 8/15/25 – AMBAC Insured
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master
	Trust Series 2017A:
12,500	4.000%, 10/15/42 (UB) (7)	10/27 at 100.00	AAA	13,869,500
6,500	5.000%, 10/15/42	10/27 at 100.00	AAA	7,726,420
344,045	Total Texas			326,906,383
	Utah – 0.9%
5,345	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A+	5,953,314
	5.000%, 7/01/42
3,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B,	7/28 at 100.00	A+	3,939,285
	5.000%, 7/01/43
	Salt Lake County, Utah, Sales Tax Revenue Bonds, TRCC Series 2017:
695	5.000%, 2/01/36	2/27 at 100.00	AAA	825,806
1,150	5.000%, 2/01/37	2/27 at 100.00	AAA	1,360,071
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project,
	Refunding Series 2017A:
1,250	5.000%, 9/01/29	3/28 at 100.00	AA–	1,541,975
1,000	5.000%, 9/01/30	3/28 at 100.00	AA–	1,225,320
1,250	5.000%, 9/01/31	3/28 at 100.00	AA–	1,521,862
660	5.000%, 9/01/32	3/28 at 100.00	AA–	798,310
540	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A,	3/27 at 100.00	AA	637,751
	5.000%, 3/01/37
15,390	Total Utah			17,803,694
	Virginia – 2.4%
1,805	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	1,907,813
	First Tier Series 2016, 5.000%, 7/01/46
3,865	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	4,149,039
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	5.000%, 10/01/47
14,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	A–	14,427,616
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	12,111,700
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
4,355	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	5/20 at 100.00	B–	4,119,525
	Bonds, Series 2007B1, 5.000%, 6/01/47

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 4,100	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	$ 4,136,531
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/49 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
4,180	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	4,179,666
1,355	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	1,374,539
3,770	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	3,743,233
47,540	Total Virginia			50,149,662
	Washington – 3.2%
	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016:
1,930	5.000%, 2/01/29	2/26 at 100.00	AA–	2,216,258
1,000	5.000%, 2/01/30	2/26 at 100.00	AA–	1,140,210
	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue
	Bonds, Series 2017:
1,175	5.000%, 12/01/38	6/27 at 100.00	A1	1,235,054
5,000	5.000%, 12/01/41	6/27 at 100.00	A1	5,239,300
1,390	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,353,526
	2019A-1, 4.000%, 8/01/44
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	3,842,408
	Research Center, Series 2011A, 5.625%, 1/01/35
2,400	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/20 at 100.00	N/R (4)	2,464,392
	Center, Series 2010, 5.375%, 12/01/33 (Pre-refunded 12/01/20)
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	12,650,880
	Services, Refunding Series 2012A, 5.000%, 10/01/33
1,310	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB	1,410,372
	Center, Series 2017, 5.000%, 8/15/30
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Series 2018:
2,715	5.000%, 7/01/36	7/28 at 100.00	A1	2,815,292
7,200	5.000%, 7/01/43	7/28 at 100.00	A1	7,341,264
3,000	5.000%, 7/01/58	7/28 at 100.00	A1	3,025,620
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	Aaa	7,594,132
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	Aaa	13,044,101
68,195	Total Washington			65,372,809
	West Virginia – 0.7%
1,830	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	2,044,128
	Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
3,750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/29 at 100.00	Baa1	4,029,338
	Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/39
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	3,174,420
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
3,570	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	4,261,045
	5.000%, 6/01/43
12,150	Total West Virginia			13,508,931
	Wisconsin – 1.8%
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	2,444,374
	Series 2012B, 5.000%, 2/15/40
4,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	4,561,175
	Inc, Series 2012, 5.000%, 6/01/39
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital,
	Inc, Series 2011A:
3,500	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	3,673,635
5,000	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	5,258,350

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health	8/22 at 100.00	N/R (4)	$ 7,206,210
	Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare	6/20 at 100.00	AA– (4)	10,031,000
	System, Series 2010A, 5.000%, 6/01/30 (Pre-refunded 6/01/20)
3,350	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	AA+	3,461,220
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46
35,235	Total Wisconsin			36,635,964
	Wyoming – 0.1%
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	1,926,164
$ 2,179,890	Total Long-Term Investments (cost $1,954,692,826)			2,087,133,478
	Floating Rate Obligations – (1.4)%			(29,705,000)
	Other Assets Less Liabilities – 0.9%			19,125,450
	Net Assets Applicable to Common Shares – 100%			$ 2,076,553,928

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.2%
	MUNICIPAL BONDS – 100.2%
	Alaska – 0.2%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
$ 110	4.625%, 6/01/23	5/20 at 100.00	A2	$ 110,232
385	5.000%, 6/01/46	5/20 at 100.00	B3	382,378
495	Total Alaska			492,610
	Arizona – 1.5%
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	3,716,331
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
	California – 14.8%
1,790	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	1,903,217
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
1,730	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	1,387,460
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
340	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	360,060
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
446	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 19.020%,	5/20 at 100.00	AA+	451,370
	3/01/40 – AGM Insured, 144A (IF) (4)
540	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	526,370
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
2,040	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	AA–	2,517,564
	Airport, Provate Activity/Non AMT Refunding Subordinate Series 2019C, 5.000%, 5/15/30
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	645,426
	Series 2009A, 6.500%, 11/01/39
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	AA	14,093,034
	8/01/38 – AGC Insured
1,030	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	682,231
	School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/35
2,470	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	2,796,633
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
12,955	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	8,402,224
	Election Series 2012G, 0.000%, 8/01/35 – AGM Insured
5,185	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 36.88	AA	1,692,488
	Refunding Series 2015, 0.000%, 8/01/44
700	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	659,204
	Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured
39,876	Total California			36,117,281
	Colorado – 7.7%
3,025	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	3,234,239
	Series 2019A-2, 5.000%, 8/01/44
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	2,071,080
	Refunding Series 2019B, 4.000%, 1/01/40
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
1,000	5.000%, 12/01/30	12/26 at 100.00	Baa2	1,010,680
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	1,507,995

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,540	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2019A,	12/29 at 100.00	BBB	$ 3,648,607
	4.000%, 12/01/37
5,885	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%,	No Opt. Call	A	3,566,722
	9/01/34 – NPFG Insured
3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 67.94	A	2,427,968
	9/01/27 – NPFG Insured
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	1,412,170
	Springs Utilities, Series 2008, 6.500%, 11/15/38
21,555	Total Colorado			18,879,461
	Florida – 4.3%
1,055	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A,	10/28 at 100.00	Aa3	1,156,132
	4.000%, 10/01/44
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	594,435
1,605	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,683,212
	5.000%, 11/15/45
535	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City	2/24 at 100.00	AA	597,477
	Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
3,350	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series	10/25 at 100.00	AA–	3,873,571
	2017B, 5.000%, 10/01/32
510	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	593,059
	Electric Cooperatice, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	274,076
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	6/20 at 100.00	N/R	5
	Series 2007-3, 6.450%, 5/01/23 (6)
1,315	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/20 at 100.00	N/R	1,136,568
	Series 2015-1, 0.000%, 5/01/40 (5)
805	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/20 at 100.00	N/R	533,723
	Series 2015-2, 0.000%, 5/01/40 (5)
880	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/20 at 100.00	N/R	9
	Series 2015-3, 6.610%, 5/01/40 (6)
11,455	Total Florida			10,442,267
	Georgia – 4.4%
2,470	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	2,433,345
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	Baa3	1,005,780
	Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29
2,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	2,412,660
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.500%, 2/15/42
1,470	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	1,575,620
	Series 20188HH, 5.000%, 1/01/44
2,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,105,400
	Series 2015A, 5.000%, 1/01/35
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	1,154,910
	Refunding Series 2016A, 5.000%, 10/01/46
9,940	Total Georgia			10,687,715

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 8.8%
$ 2,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	$ 2,071,040
	Series 2016, 6.000%, 4/01/46
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
470	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB+	261,931
3,000	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB+	1,339,920
2,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 5.000%, 11/15/38	11/27 at 100.00	AA–	2,340,260
1,800	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series	12/29 at 100.00	AA+	2,141,928
	2019A, 5.000%, 12/01/43
3,500	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund	1/27 at 100.00	AAA	4,146,625
	Revenue Bonds, Series 2017, 5.000%, 7/01/37
1,500	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB–	1,455,030
525	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB–	506,930
495	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB	416,453
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
11,420	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	5,224,422
	Expansion Project, Series 2002A, 0.000%, 12/15/37 – NPFG Insured
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	657,152
	6.000%, 10/01/42
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
300	0.000%, 11/01/23 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	287,925
745	0.000%, 11/01/23 – FGIC Insured	No Opt. Call	A+	702,840
28,370	Total Illinois			21,552,456
	Indiana – 0.6%
1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 –	No Opt. Call	AA	1,390,830
	AMBAC Insured
	Iowa – 1.3%
3,075	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	6/20 at 100.00	B–	3,103,567
	5.375%, 6/01/38
	Kentucky – 3.6%
1,150	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern	1/26 at 100.00	A1	1,321,879
	Kentucky International Airport, Series 2016, 5.000%, 1/01/29
1,000	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington	9/28 at 100.00	A2	1,086,940
	Center Corporation Project, Series 2018A, 5.000%, 9/01/43
2,500	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	12/22 at 100.00	AA	2,565,550
	Louisville Arena Authority, Inc, Series 2017A, 5.000%, 12/01/47 – AGM Insured
3,750	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	3,571,988
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
325	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities	No Opt. Call	A1	325,793
	Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33
	(Mandatory Put 6/01/21)
8,725	Total Kentucky			8,872,150
	Maryland – 3.4%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,150	5.000%, 9/01/33	9/27 at 100.00	BB	995,337
2,250	5.000%, 9/01/34	9/27 at 100.00	BB	1,946,947
5,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	5,472,350
	Health Issue, Series 2017A, 5.000%, 5/15/42
8,400	Total Maryland			8,414,634

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 0.7%
$ 1,000	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	$ 1,181,930
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43
500	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/22 at 100.00	AA– (7)	551,790
	Refunding Series 2017A-MI, 5.000%, 12/01/47 (Pre-refunded 12/01/22)
1,500	Total Michigan			1,733,720
	Minnesota – 2.0%
1,145	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%,	12/26 at 100.00	Aa3	1,338,929
	12/01/47
	Southern Minnesota Municipal Power Agency, Badger Coulee Project Revenue Bonds,
	Series 2019A:
700	5.000%, 1/01/32	1/30 at 100.00	AA–	882,910
1,120	5.000%, 1/01/33	1/30 at 100.00	AA–	1,402,296
1,000	University of Minnesota, General Obligation Bonds, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	Aa1	1,195,030
3,965	Total Minnesota			4,819,165
	Nebraska – 0.2%
500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	530,495
	5.000%, 9/01/42
	Nevada – 6.2%
3,000	Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax,	12/28 at 100.00	AA+	3,638,580
	Additionally Secured by Pledged Revenue Series 2018B, 5.000%, 12/01/33
4,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	4,228,840
	5.250%, 7/01/43
	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2019B:
3,015	5.000%, 7/01/36	7/29 at 100.00	Aa3	3,172,262
1,665	5.000%, 7/01/37	7/29 at 100.00	Aa3	1,745,936
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	AA+	2,246,120
	2015, 5.000%, 6/01/39
60	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at	No Opt. Call	Ba2	54,845
	Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A
13,740	Total Nevada			15,086,583
	New Jersey – 2.4%
935	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	BBB+	1,008,099
	2005N-1, 5.500%, 9/01/27 – NPFG Insured
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB+	1,029,830
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
5,020	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB+	3,163,654
	Appreciation Series 2010A, 0.000%, 12/15/31
255	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	BBB+	257,874
	2015AA, 5.250%, 6/15/41
355	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	357,364
	Bonds, Series 2018B, 5.000%, 6/01/46
7,565	Total New Jersey			5,816,821
	New York – 4.5%
3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	3,849,780
	Series 2007, 5.500%, 10/01/37
1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	1,706,265
	2017, 5.000%, 9/01/42
2,050	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	2,378,984
	2018, 5.000%, 9/01/39

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	$ 1,567,395
	Center Project, Series 2011, 5.750%, 11/15/51
1,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	Aa1	1,078,710
	(WI/DD, Settling 5/12/20)
430	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	433,483
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
9,480	Total New York			11,014,617
	North Carolina – 2.3%
1,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	1,188,910
	Project, Refunding Series 2016B, 5.000%, 7/01/42
2,360	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/20 at 100.00	AA–	2,379,777
	Health Inc, Series 2010A, 4.750%, 11/01/43
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding
	Senior Lien Series 2017:
1,095	5.000%, 1/01/31 – AGM Insured	1/27 at 100.00	AA	1,260,870
700	5.000%, 1/01/32	1/27 at 100.00	BBB	749,581
5,155	Total North Carolina			5,579,138
	Ohio – 2.5%
570	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	571,864
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
6,360	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	5,677,954
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
6,930	Total Ohio			6,249,818
	Oklahoma – 0.1%
255	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	265,200
	Project, Series 2018B, 5.250%, 8/15/43
	Puerto Rico – 3.0%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,279	4.500%, 7/01/34	7/25 at 100.00	N/R	3,202,075
3,740	4.550%, 7/01/40	7/28 at 100.00	N/R	3,452,095
710	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	655,344
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
7,729	Total Puerto Rico			7,309,514
	South Carolina – 1.9%
5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	AA	4,544,421
	0.000%, 1/01/29 – AGC Insured
	Tennessee – 2.1%
605	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	708,860
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	4,431,680
	5.625%, 9/01/26
4,605	Total Tennessee			5,140,540
	Texas – 13.0%
1,000	Austin Community College District Public Facility Corporation, Texas, Lease Revenue	8/27 at 100.00	AA	1,173,330
	Bonds, Highland Campus – Building 3000 Project, Series 2018A, 5.000%, 8/01/42
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2017, 5.000%, 11/15/35	11/26 at 100.00	AA	2,352,860
500	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2020, 5.000%, 2/15/45	2/29 at 100.00	Aa1	596,845
710	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020A,	1/30 at 100.00	A–	779,587
	5.000%, 1/01/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+ (7)	$ 2,145,512
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
3,000	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	2,035,140
7,935	0.000%, 9/01/33 – AMBAC Insured	No Opt. Call	A	5,140,134
915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/25 at 100.00	A+	995,831
	5.000%, 1/01/45
250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	283,252
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
1,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	1,551,555
	Series 2012, 5.000%, 12/15/32
1,600	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/29 at 100.00	Baa2	1,750,464
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A, 5.000%, 12/31/35
7,635	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/26 at 100.00	AAA	8,529,288
	Trust Series 2016, 4.000%, 10/15/41
2,500	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	2,773,900
	Trust Series 2017A, 4.000%, 10/15/42 (UB) (4)
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,
	School Building Series 2010:
2,000	0.000%, 8/15/33	8/20 at 50.47	AAA	1,005,560
1,945	0.000%, 8/15/38	8/20 at 37.79	AAA	732,040
35,345	Total Texas			31,845,298
	Utah – 0.6%
1,405	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	A+	1,564,903
	Virginia – 2.2%
1,160	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	1,221,828
	First Tier Series 2016, 5.000%, 7/01/51
1,400	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	1,248,156
	Appreciation Series 2012B, 0.000%, 7/15/40 (5)
1,735	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	1,862,505
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	5.000%, 10/01/47
1,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	A–	1,022,510
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
5,295	Total Virginia			5,354,999
	Washington – 3.2%
3,330	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island	No Opt. Call	AA+	2,724,606
	Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/29 – NPFG Insured
690	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB	742,868
	Center, Series 2017, 5.000%, 8/15/30
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Series 2018:
2,015	5.000%, 7/01/43	7/28 at 100.00	A1	2,054,534
2,000	5.000%, 7/01/43	7/28 at 100.00	AA–	2,341,660
8,035	Total Washington			7,863,668

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 2.3%
$ 235	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	$ 262,497
	Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
2,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/29 at 100.00	Baa1	2,148,980
	Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/39
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	1,587,210
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
1,430	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	1,706,805
	5.000%, 6/01/43
5,165	Total West Virginia			5,705,492
	Wisconsin – 0.4%
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,044,710
	Series 2012B, 5.000%, 2/15/27
$ 259,540	Total Long-Term Investments (cost $230,341,033)			245,138,404
	Floating Rate Obligations – (0.8)%			(2,000,000)
	Other Assets Less Liabilities – 0.6% (8)			1,560,176
	Net Assets Applicable to Common Shares – 100%			$ 244,698,580

Investments in Derivatives

Futures Contracts

Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 10-Year Note	Short	(269)	6/20	$(35,689,324)	$(37,407,813)	$(1,718,488)	$(25,219)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.5%
	MUNICIPAL BONDS – 97.5%
	Alabama – 0.8%
$ 500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A	$ 624,145
	5.000%, 9/01/46
100	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	99,459
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
600	Total Alabama			723,604
	Arizona – 2.4%
600	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	643,254
	Project, Refunding Series 2014A, 5.000%, 12/01/39
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	1,105,440
	Math & Science Projects, Series 2018A, 5.000%, 7/01/48
515	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	615,755
	Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28
2,115	Total Arizona			2,364,449
	California – 17.0%
5,000	Adelanto School District, San Bernardino County, California, General Obligation Bonds,	No Opt. Call	A+	4,865,450
	Series 1997A, 0.000%, 9/01/22 – NPFG Insured
	Brea Olinda Unified School District, Orange County, California, General Obligation
	Bonds, Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	AA–	1,974,900
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	AA–	2,017,505
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,034,755
205	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	5/20 at 100.00	A2	205,092
	Los Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21
500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	521,885
	Health, Series 2018A, 4.000%, 11/15/42
365	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	370,424
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
275	California Statewide Communities Development Authority, Revenue Bonds, Front Porch	4/27 at 100.00	A	297,003
	Communities and Services Project, Series 2017A, 4.000%, 4/01/36
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of	6/20 at 100.00	N/R	841,220
	Charity Health System, Series 2005A, 5.500%, 7/01/39 (4)
600	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	7/29 at 100.00	A–	566,256
	Refunding Term Rate Sub-Series 2013B-1, 3.500%, 1/15/53
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	423,000
	Series 2009A, 7.000%, 11/01/34
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax	6/20 at 100.00	N/R (5)	252,162
	Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A– (5)	400,065
	Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24 (Pre-refunded 2/01/21)
500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	526,930
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+ (5)	1,083,690
	Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22 (Pre-refunded 12/01/21)
16,570	Total California			16,380,337

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 9.9%
	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,
	Refunding Series 2013A:
$ 150	5.125%, 12/01/29	12/23 at 100.00	BBB	$ 156,980
250	5.375%, 12/01/33	12/23 at 100.00	BBB	260,360
350	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The	6/27 at 100.00	N/R (5)	440,223
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/42
	(Pre-refunded 6/01/27)
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	451,660
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
700	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	668,514
	Series 2019A-2, 4.000%, 8/01/49
750	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA+	835,882
	5.000%, 11/15/38
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	AA–	1,066,890
1,395	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A+	1,575,108
	2018A, 5.000%, 12/01/48 (AMT)
110	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	124,031
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
650	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/28 at 100.00	A	684,385
	Revenue Bonds, Series 2018A, 4.000%, 12/01/51
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/20 at 100.00	AA (5)	1,030,890
	Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
435	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	466,594
	Springs Utilities, Series 2008, 6.125%, 11/15/23
1,100	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and	12/27 at 100.00	AA	1,277,243
	Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42
499	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Limited Tax	12/23 at 100.00	N/R	485,747
	Convertible to Unlimited Tax, Refunding & Improvement Series 2013, 5.000%, 12/01/33
8,889	Total Colorado			9,524,507
	Delaware – 0.1%
100	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	107,190
	Series 2018, 5.000%, 6/01/48
	Florida – 5.6%
850	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	885,164
	Academy, Inc Project, Series 2013A, 5.000%, 9/01/33
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
450	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	7/20 at 105.00	N/R	381,838
350	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	7/20 at 105.00	N/R	299,936
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/21 at 100.00	A–	514,110
	Southeastern University, Refunding Series 2011, 6.375%, 4/01/31
500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	544,545
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
800	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	AA	810,480
	2010B, 5.000%, 10/01/35 – AGM Insured
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	AA– (5)	1,103,270
	10/01/42 (Pre-refunded 10/01/22)
515	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series	10/20 at 100.00	AA	524,131
	2010, 5.375%, 10/01/40
310	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A+	321,207
	Health, Inc, Series 2012A, 5.000%, 10/01/42
5,275	Total Florida			5,384,681

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.8%
$ 455	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	Aa3	$ 473,559
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
420	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB	434,519
	Testletree Village Apartments, Series 2013A, 4.000%, 11/01/25
370	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	AA–	373,652
	Project, Series 2019A, 4.000%, 7/01/49
255	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series	7/28 at 100.00	A	268,398
	2019A, 5.000%, 1/01/63
300	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B,	No Opt. Call	A+	315,207
	5.000%, 3/15/22
850	Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	AA–	862,308
	Project, Series 2019A, 4.000%, 7/01/44
2,650	Total Georgia			2,727,643
	Hawaii – 0.3%
250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	255,345
	University, Series 2013A, 6.625%, 7/01/33
	Illinois – 9.0%
250	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	258,880
	Series 2016, 6.000%, 4/01/46
435	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB	400,522
	Refunding Series 2018D, 5.000%, 12/01/46
650	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	700,622
	Series 2016A, 7.000%, 12/01/44
185	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.500%, 1/01/49	1/29 at 100.00	BBB+	183,568
1,000	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural	11/24 at 100.00	A	1,077,430
	History, Series 2002RMKT, 4.500%, 11/01/36
280	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	6/20 at 100.00	AA–	280,594
	5.125%, 5/15/35
80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	86,744
	2013A, 5.500%, 7/01/28
200	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	Baa1	209,970
	Refunding Series 2015C, 5.000%, 8/15/44
990	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB–	953,508
1,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB	1,413,775
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2017A:
3,000	0.000%, 12/15/56 – BAM Insured	No Opt. Call	AA	522,480
6,000	0.000%, 12/15/56	No Opt. Call	BBB	691,020
205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	104,800
	Expansion Project, Series 2002A, 0.000%, 12/15/35 – NPFG Insured
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana	10/22 at 100.00	Baa1	467,023
	College, Series 2012, 5.000%, 10/01/27
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (5)	844,792
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	530,974
	6.000%, 10/01/32
16,570	Total Illinois			8,726,702

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 1.8%
$ 525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	6/20 at 100.00	B	$ 525,284
	Educational Excellence, Inc, Series 2009A, 7.000%, 10/01/39
655	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	672,187
	Project, Series 2013A, 5.000%, 7/01/44 (AMT)
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc,	9/21 at 100.00	N/R (5)	546,925
	Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)
1,680	Total Indiana			1,744,396
	Iowa – 0.9%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University	10/21 at 100.00	BBB	857,303
	of Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26
	Kentucky – 0.5%
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	Baa3 (5)	502,125
	Medical Health System, Series 2010A, 6.500%, 3/01/45 (Pre-refunded 6/01/20)
	Louisiana – 1.4%
1,000	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A,	2/29 at 100.00	AA	1,086,380
	4.000%, 2/01/45
200	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A	218,314
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
1,200	Total Louisiana			1,304,694
	Maine – 0.5%
500	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB	512,335
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maryland – 1.9%
1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds,	6/20 at 100.00	N/R (5)	1,003,780
	Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)
250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/27 at 100.00	A+	261,435
	Health Issue, Series 2017, 4.000%, 7/01/42
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A	528,505
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
1,750	Total Maryland			1,793,720
	Massachusetts – 0.6%
50	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB	48,163
	2019A, 4.000%, 6/01/49
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	A–	511,455
	Series 2016I, 5.000%, 7/01/46
550	Total Massachusetts			559,618
	Michigan – 3.1%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA–	376,978
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
1,500	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series	11/29 at 100.00	A	1,514,610
	2019A, 4.000%, 11/15/50
1,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	1,059,040
	2011-II-A, 5.375%, 10/15/36
2,855	Total Michigan			2,950,628
	Minnesota – 2.2%
300	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds,	11/22 at 100.00	N/R	257,253
	Walker Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 1,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	$ 1,073,850
	Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/53
300	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian	9/24 at 100.00	N/R	285,813
	Homes Bloomington Project, Refunding Series 2017, 4.250%, 9/01/37
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	549,025
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39
2,100	Total Minnesota			2,165,941
	Mississippi – 1.1%
1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/26 at 100.00	BBB+	1,048,970
	Healthcare, Series 2016A, 5.000%, 9/01/36
	Missouri – 3.1%
235	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	6/20 at 100.00	A–	235,355
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
135	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	139,940
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/22 at 100.00	BBB–	1,013,100
	Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
125	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	138,342
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
965	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional	2/22 at 100.00	BBB+	996,218
	Health System, Series 2012, 5.000%, 2/15/26
215	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	182,894
	Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53
335	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	307,684
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
3,010	Total Missouri			3,013,533
	Nebraska – 0.4%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project,	5/21 at 100.00	Aa3	416,596
	Refunding Series 2011, 5.050%, 9/01/30
	New Jersey – 2.8%
95	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	97,410
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	111,601
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
545	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	BBB+	536,340
	2015AA, 5.000%, 6/15/45
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB+	900,990
	2019BB, 4.000%, 6/15/44
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,044,520
	Bonds, Series 2018A, 5.000%, 6/01/46
2,750	Total New Jersey			2,690,861
	New York – 1.3%
60	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB+	66,872
	Bonds, Catholic Health System, Inc Project, Series 2015, 5.250%, 7/01/35
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
155	5.750%, 2/15/47	2/21 at 100.00	Aa2	160,089
245	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (5)	254,729
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	479,535
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	$ 267,147
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
1,225	Total New York			1,228,372
	North Carolina – 1.4%
1,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding	1/29 at 100.00	BBB	1,054,910
	Series 2018, 5.000%, 1/01/40
225	University of North Carolina, Chapel Hill, Revenue Bonds, Hospital System, Series 2019,	No Opt. Call	AA	313,672
	5.000%, 2/01/45
1,225	Total North Carolina			1,368,582
	North Dakota – 0.6%
200	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (5)	209,378
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series	11/21 at 100.00	A+	314,826
	2011, 6.250%, 11/01/31
100	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	90,266
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
600	Total North Dakota			614,470
	Ohio – 2.5%
655	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	584,758
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health	8/21 at 100.00	A2	1,794,152
	Center Project, Refunding Series 2011, 5.250%, 8/01/36
2,405	Total Ohio			2,378,910
	Oklahoma – 0.3%
250	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	261,930
	Project, Series 2018B, 5.500%, 8/15/52
	Oregon – 0.3%
300	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project,	5/22 at 100.00	BBB	308,118
	Refunding Series 2014A, 5.000%, 5/01/40
	Pennsylvania – 2.9%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	5/22 at 100.00	BBB+	1,041,510
	Medical Center Project, Series 2012A, 5.000%, 11/01/40
100	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/29 at 100.00	A	100,146
	Thomas Jefferson University, Series 2019, 4.000%, 9/01/49
560	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	596,366
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/36
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for	7/22 at 100.00	N/R (5)	1,086,980
	Student Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41
	(Pre-refunded 7/01/22)
2,660	Total Pennsylvania			2,825,002
	Puerto Rico – 1.1%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
100	4.550%, 7/01/40	7/28 at 100.00	N/R	92,302
1,760	0.000%, 7/01/51	7/28 at 30.01	N/R	308,000
745	5.000%, 7/01/58	7/28 at 100.00	N/R	699,980
2,605	Total Puerto Rico			1,100,282

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 0.5%
$ 620	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	4/26 at 103.00	BBB–	$ 514,991
	Bishop Gadsden Episcopal Retirement Community, Series 2019A, 4.000%, 4/01/49
	South Dakota – 0.1%
100	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project,	11/26 at 100.00	BB	92,716
	Series 2017, 5.125%, 11/01/47
	Tennessee – 2.4%
1,250	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (5)	1,389,700
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
870	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/26 at 100.00	BBB	918,268
	University Health System, Inc, Series 2016, 5.000%, 9/01/47
2,120	Total Tennessee			2,307,968
	Texas – 7.4%
670	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	711,821
	5.000%, 1/01/40
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+	342,136
	Series 2013A, 5.125%, 10/01/43
500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A+	564,610
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	124,393
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible	9/31 at 100.00	N/R (5)	257,076
	Capital Appreciation Series 2011C, 0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)
410	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	433,526
	5.000%, 1/01/40
500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	549,655
	2015A, 5.000%, 1/01/38
240	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	248,227
	2014A, 5.000%, 2/01/34
295	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds,	No Opt. Call	A	347,262
	Series 2007, 5.500%, 8/01/27
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
1,165	5.000%, 12/15/27	12/22 at 100.00	A3	1,218,881
505	5.000%, 12/15/28	12/22 at 100.00	A3	527,164
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	6/20 at 100.00	Baa3	773,249
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40
1,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	1,050,830
	Second Tier Series 2015C, 5.000%, 8/15/32
45	West Texas Independent School District, McLennan and Hill Counties, General Obligation	6/20 at 75.20	AAA	33,806
	Refunding Bonds, Series 1998, 0.000%, 8/15/25
6,760	Total Texas			7,182,636
	Virginia – 1.6%
105	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	100,156
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/53
1,265	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	1,270,199
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)
205	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	207,956
	Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (AMT)
1,575	Total Virginia			1,578,311

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 1.1%
$ 1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	$ 1,079,730
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52
	Wisconsin – 5.8%
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
4	0.000%, 1/01/46, 144A	No Opt. Call	N/R	79
4	0.000%, 1/01/47, 144A	No Opt. Call	N/R	74
4	0.000%, 1/01/48, 144A	No Opt. Call	N/R	72
4	0.000%, 1/01/49, 144A	No Opt. Call	N/R	70
3	0.000%, 1/01/50, 144A	No Opt. Call	N/R	66
4	0.000%, 1/01/51, 144A	No Opt. Call	N/R	71
98	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	62,327
4	0.000%, 1/01/52, 144A	No Opt. Call	N/R	67
4	0.000%, 1/01/53, 144A	No Opt. Call	N/R	65
4	0.000%, 1/01/54, 144A	No Opt. Call	N/R	63
4	0.000%, 1/01/55, 144A	No Opt. Call	N/R	60
4	0.000%, 1/01/56, 144A	No Opt. Call	N/R	58
4	0.000%, 1/01/57, 144A	No Opt. Call	N/R	56
4	0.000%, 1/01/58, 144A	No Opt. Call	N/R	53
3	0.000%, 1/01/59, 144A	No Opt. Call	N/R	52
3	0.000%, 1/01/60, 144A	No Opt. Call	N/R	49
3	0.000%, 1/01/61, 144A	No Opt. Call	N/R	47
3	0.000%, 1/01/62, 144A	No Opt. Call	N/R	45
3	0.000%, 1/01/63, 144A	No Opt. Call	N/R	44
3	0.000%, 1/01/64, 144A	No Opt. Call	N/R	42
3	0.000%, 1/01/65, 144A	No Opt. Call	N/R	40
3	0.000%, 1/01/66, 144A	No Opt. Call	N/R	38
42	0.000%, 1/01/67, 144A	No Opt. Call	N/R	451
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette	10/22 at 100.00	A2	508,135
	University, Series 2012, 4.000%, 10/01/32
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital,	5/21 at 100.00	N/R (5)	1,047,150
	Inc, Series 2011A, 5.500%, 5/01/31 (Pre-refunded 5/01/21)
755	Wisconsin Health and Educational Facilities Authority, Revenues Bonds, Gundersen	10/21 at 100.00	AA–	764,981
	Lutheran, Series 2011A, 5.250%, 10/15/39
200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	202,072
	Hollow Project Series 2014, 5.125%, 10/01/34
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, PHW	10/23 at 102.00	N/R	890,000
	Oconomowoc, Inc Project, Series 2018, 5.125%, 10/01/48
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 100.00	A+	1,078,410
	ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	528,950
	Memorial Hospital, Inc, Series 2014B, 5.000%, 7/01/44
545	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	9/23 at 100.00	BBB–	485,164
	John’s Communities Inc, Series 2018A, 5.000%, 9/15/50
5,715	Total Wisconsin			5,568,851
$ 101,309	Total Long-Term Investments (cost $92,536,708)			94,166,047
	Other Assets Less Liabilities – 2.5%			2,449,438
	Net Assets Applicable to Common Shares – 100%			$ 96,615,485

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
See accompanying notes to financial statements.

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 135.7%
	MUNICIPAL BONDS – 133.4%
	Alabama – 0.4%
$ 1,350	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%,	10/23 at 102.00	AA	$ 1,487,943
	10/01/48 – AGM Insured
	Arizona – 1.2%
1,585	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/22 at 100.00	AA–	1,796,043
	Tender Option Bond Trust 2015-XF2046, 17.110%, 7/01/36, 144A (IF) (4)
1,030	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/21 at 100.00	N/R (5)	1,095,127
	Great Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47 (Pre-refunded 7/01/21)
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	N/R	28,576
	The Paideia Academies Project, 2019, 5.125%, 7/01/39
1,290	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development	5/22 at 100.00	BB–	1,360,253
	Bonds, Series 2012A, 9.750%, 5/01/25
50	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	59,362
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32
3,990	Total Arizona			4,339,361
	Arkansas – 0.5%
2,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	1,755,020
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
	California – 12.8%
180	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	191,385
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	10/29 at 100.00	AA–	9,468,400
	Subordinate Series 2019S-8, 3.000%, 4/01/54 (UB) (4)
1,510	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	1,435,950
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
5,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	5/20 at 100.00	B2	5,000,550
	Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender
	Option Bond Trust 2016-XG0048:
300	24.350%, 8/15/26 (Pre-refunded 8/15/20), 144A (IF) (4)	8/20 at 100.00	A+ (5)	320,943
1,700	24.350%, 8/15/26 (Pre-refunded 8/15/20), 144A (IF) (4)	8/20 at 100.00	A+ (5)	1,817,453
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
2,500	5.250%, 12/01/44	12/24 at 100.00	BB	2,527,125
1,712	5.500%, 12/01/54	12/24 at 100.00	BB	1,745,367
3,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	3,453,243
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment	12/21 at 100.00	A+ (5)	439,268
	Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
2,445	16.967%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	Aa3	3,526,423
1,250	16.981%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	Aa3	1,803,350
5,240	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	5/20 at 20.76	CCC–	944,405
	Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond	7/21 at 100.00	Aaa	$ 3,518,286
	Trust 3253, 31.699%, 7/15/40 (Pre-refunded 7/15/21), 144A (IF) (4)
225	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	210,377
	Series 2007B, 2.583%, 11/15/27 (3-Month LIBOR*67% reference rate + 1.450% spread) (6)
1,600	Los Angeles County, California, Community Development Commission Headquarters Office	9/21 at 100.00	Aa3	1,948,160
	Building, Lease Revenue Bonds, Community Development Properties Los ANgeles County Inc,
	Tender Option Bond Trust, 22.457%, 9/01/42, 144A (IF) (4)
205	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	6/20 at 100.00	AA	205,486
	Airport, Senior Lien Series 2010A, 5.000%, 5/15/31
1,080	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A (5)	1,163,862
	National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A– (5)	1,258,107
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax	6/20 at 100.00	N/R (5)	252,163
	Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,
	Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	521,295
700	6.750%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	731,101
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue	2/21 at 100.00	BBB+ (5)	521,180
	Bonds, Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27 (Pre-refunded
	2/01/21)
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (5)	376,686
	Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment	6/21 at 100.00	A+ (5)	1,109,445
	Project, Series 2011A, 6.500%, 12/01/28 (Pre-refunded 6/01/21)
45,867	Total California			44,490,010
	Colorado – 3.1%
	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017:
750	4.000%, 12/31/30 (AMT)	12/27 at 100.00	A–	838,237
250	4.000%, 6/30/31 (AMT)	12/27 at 100.00	A–	277,683
820	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	783,116
	Series 2019A-2, 4.000%, 8/01/49 (UB) (4)
26	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	—
	Series 2007, 5.000%, 3/01/20 (7), (8)
250	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	42,390
	Series 2017, 5.500%, 4/01/22 (AMT) (7), (8)
4,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	1,658,480
	0.000%, 9/01/39 – NPFG Insured
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado
	Springs Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A+	573,040
4,030	6.500%, 11/15/38	No Opt. Call	A+	5,691,045
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	816,231
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39
11,416	Total Colorado			10,680,222
	Connecticut – 0.1%
400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/22 at 100.00	BBB+	403,636
	Hospital, Series 2012J, 5.000%, 7/01/37
	District of Columbia – 0.4%
1,280	District of Columbia, Revenue Bonds, Center for Strategic and International Studies,	3/21 at 100.00	N/R (5)	1,340,070
	Inc, Series 2011, 6.375%, 3/01/31 (Pre-refunded 3/01/21)

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 6.6%
$ 1,000	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds,	5/27 at 100.00	N/R	$ 998,960
	Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34
325	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series	6/26 at 100.00	N/R	289,666
	2019A, 5.000%, 6/15/39, 144A
150	Charlotte County Industrial Development Authority, Florida, Utility System Revenue	10/27 at 100.00	N/R	159,030
	Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49 (AMT), 144A
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria	6/23 at 100.00	BBB–	2,031,440
	University, Refunding Series 2013A, 5.625%, 6/01/33
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/21 at 100.00	B+ (5)	1,073,200
	Renaissance Charter School, Inc Projects, Series 2011A, 7.500%, 6/15/33 (Pre-refunded 6/15/21)
5,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility	7/20 at 105.00	N/R	4,242,650
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.500%, 1/01/49 (AMT)
	(Mandatory Put 1/01/29), 144A
	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami
	Children’s Hospital, Series 2010A:
265	6.000%, 8/01/30	8/20 at 100.00	A	267,215
735	6.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (5)	744,143
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1:
340	5.375%, 10/01/35 (Pre-refunded 10/01/20)	10/20 at 100.00	A (5)	346,552
1,285	5.375%, 10/01/35 (Pre-refunded 10/01/20)	10/20 at 100.00	N/R (5)	1,309,492
1,500	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series	10/20 at 100.00	AA	1,526,595
	2010, 5.375%, 10/01/40
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &
	Improvement Capital Appreciation Series 2019A-2:
1,000	0.000%, 10/01/44	10/29 at 59.08	BBB+	426,540
4,200	0.000%, 10/01/47	10/29 at 52.89	BBB+	1,594,950
1,250	0.000%, 10/01/48	10/29 at 50.96	BBB+	456,663
1,000	0.000%, 10/01/49	10/29 at 49.08	BBB+	350,630
2,000	0.000%, 10/01/50	10/29 at 47.17	BBB+	670,500
5,000	0.000%, 10/01/52	10/29 at 43.62	BBB+	1,540,250
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical
	Center, Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,041,750
2,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	2,055,640
205	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	190,982
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/39, 144A
95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	69,433
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (9)
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	6/20 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (8)
350	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/20 at 100.00	N/R	302,509
	Series 2015-1, 0.000%, 5/01/40 (9)
215	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/20 at 100.00	N/R	142,547
	Series 2015-2, 0.000%, 5/01/40 (9)
235	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/20 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (8)
1,080	Venetian Community Development District, Sarasota County, Florida, Capital Improvement	5/22 at 100.00	N/R	1,100,725
	Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34
33,365	Total Florida			22,932,065
	Georgia – 4.1%
285	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds,	1/28 at 100.00	N/R	298,287
	Georgia Proton Treatment Center Project, Current Interest Series 2017A-1, 6.500%, 1/01/29
12,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%,	1/21 at 100.00	AA	12,290,280
	1/01/30 (UB) – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	Baa3	$ 1,257,225
	Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29
90	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A+	94,562
260	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A+	305,336
13,885	Total Georgia			14,245,690
	Guam – 5.5%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
195	5.000%, 11/15/33	11/25 at 100.00	BB	194,353
1,805	5.000%, 11/15/34	11/25 at 100.00	BB	1,788,953
1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,672,194
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	A–	509,425
	Series 2013, 5.500%, 7/01/43
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
2,500	5.000%, 12/01/28 (UB) (4)	12/26 at 100.00	BB	2,558,825
1,750	5.000%, 12/01/30 (UB) (4)	12/26 at 100.00	BB	1,773,608
2,500	5.000%, 12/01/32 (UB) (4)	12/26 at 100.00	BB	2,504,750
1,750	5.000%, 12/01/34 (UB) (4)	12/26 at 100.00	BB	1,733,900
6,000	5.000%, 12/01/46 (UB) (4)	12/26 at 100.00	BB	5,530,860
1,000	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	BBB	1,022,900
19,760	Total Guam			19,289,768
	Illinois – 20.2%
1,645	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates,	No Opt. Call	N/R	1,620,884
	4.000%, 6/15/23 (Mandatory Put 12/15/22), 144A
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	5,177,600
	Series 2016, 6.000%, 4/01/46
2,255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/24 at 100.00	BB	2,235,630
	Project Series 2015C, 5.250%, 12/01/35
520	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/20 at 100.00	BB	519,017
	Refunding Series 2010F, 5.000%, 12/01/31
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	1,415,821
	Series 2016B, 6.500%, 12/01/46
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
1,000	0.000%, 12/01/22 – FGIC Insured	No Opt. Call	Baa2	922,480
1,000	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Baa2	763,760
2,165	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien	12/26 at 100.00	A+	2,375,914
	Series 2017, 5.000%, 12/01/46
1,000	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series	1/25 at 100.00	BBB+	1,018,400
	2002B, 5.500%, 1/01/33
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
320	5.000%, 1/01/23	1/22 at 100.00	BBB+	323,498
160	5.000%, 1/01/25	1/22 at 100.00	BBB+	161,642
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,470	5.000%, 1/01/24	No Opt. Call	BBB+	3,548,179
350	5.000%, 1/01/29	1/26 at 100.00	BBB+	355,180
770	5.000%, 1/01/38	1/26 at 100.00	BBB+	745,614
1,150	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/33	1/25 at 100.00	BBB+	1,171,160
10,125	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/44 (UB) (4)	1/29 at 100.00	BBB+	9,491,074
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding	12/21 at 100.00	AA	2,149,140
	Series 2005, 6.000%, 12/01/24 – AGM Insured
3,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	BB–	2,980,140
	Corporation Project, Series 2010, 6.750%, 10/15/40

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond
	Trust 2016-XF2339:
$ 1,540	17.375%, 9/01/38, 144A (IF) (4)	9/22 at 100.00	AA+	$ 1,943,665
1,605	21.480%, 9/01/38, 144A (IF) (4)	9/22 at 100.00	AA+	2,129,787
600	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010,	6/20 at 100.00	BBB–	599,940
	6.125%, 5/15/27
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender
	Option Bond Trust 2015-XF0076:
690	17.427%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	838,453
150	17.457%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	178,791
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	6/20 at 100.00	AA–	1,002,120
	5.125%, 5/15/35
455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond	8/21 at 100.00	AA	560,610
	Trust 2015-XF0121, 26.201%, 8/15/41, 144A (IF) (4)
20,830	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27 (UB) (4)	No Opt. Call	BBB–	20,205,517
1,380	Illinois State, General Obligation Bonds, November Series 2019B, 4.000%, 11/01/34	11/29 at 100.00	BBB–	1,225,813
2,125	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB	1,787,805
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
8,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	AA	1,393,280
	Bonds, Series 2017B, 0.000%, 12/15/56 – AGM Insured
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (5)	1,055,990
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
190	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US	8/22 at 100.00	B–	158,720
	Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
76,830	Total Illinois			70,055,624
	Indiana – 2.9%
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	6/20 at 100.00	B	1,396,214
	Educational Excellence, Inc, Series 2009A, 6.625%, 10/01/29
1,500	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	1,556,205
	Project, Series 2013A, 5.000%, 7/01/35 (AMT)
4,375	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus	2/29 at 100.00	AAA	4,670,006
	Bonds, Courthouse & Jail Project, Series 2019A, 3.840%, 2/01/54 (UB) (4)
400	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	419,188
	2013, 7.000%, 1/01/44 (AMT)
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc,	9/21 at 100.00	N/R (5)	2,181,960
	Series 2011, 7.750%, 9/01/31 (Pre-refunded 9/01/21)
9,670	Total Indiana			10,223,573
	Iowa – 0.3%
155	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	BB–	155,443
	Company Project, Series 2013, 5.250%, 12/01/25
995	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	978,851
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
1,150	Total Iowa			1,134,294
	Kansas – 2.4%
3,000	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc,	6/20 at 100.00	BBB	2,999,790
	Refunding Series 2010S, 5.000%, 5/15/30
	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel,
	Refunding & improvement Series 2019:
2,085	5.000%, 3/01/44	3/29 at 100.00	BBB	1,875,708
640	5.000%, 3/01/49	3/29 at 100.00	BBB	564,051

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
$ 3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at	12/22 at 100.00	N/R	$ 1,711,200
	Lionsgate Project, Series 2012, 6.000%, 12/15/32
1,130	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	1,248,819
10,420	Total Kansas			8,399,568
	Kentucky – 0.9%
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project,	8/23 at 100.00	AA	1,081,770
	Series 2013, 5.700%, 8/01/39 – AGM Insured
2,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	1,905,060
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
3,000	Total Kentucky			2,986,830
	Louisiana – 6.7%
500	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery	6/28 at 100.00	N/R	471,605
	Health Sciences Academy Project, Series 2018A, 5.625%, 6/15/48, 144A
2,585	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/29 at 100.00	AA	2,911,382
	Bonds, Series 2019B, 4.000%, 12/01/38 – AGM Insured
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	AA–	2,127,580
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A,
	4.375%, 2/01/39
1,215	Louisiana Local Government Environmental Facilities and Community Development Authority,	10/25 at 100.00	AA	1,396,327
	Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative
	Student Facilities, 5.000%, 10/01/33 – AGM Insured
1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries	7/27 at 100.00	A	1,091,080
	of Our Lady Health System, Series 2017A, 5.000%, 7/01/47
2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Lafayette General Medical	6/20 at 100.00	BBB+	2,003,140
	Center Project, Refunding Series 2010, 5.500%, 11/01/40
1,000	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties	7/26 at 100.00	A	1,117,560
	LLC – Louisiana State University Nicolson Gateway Project, Series 2016A, 5.000%, 7/01/56
3,305	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series	5/23 at 100.00	A3	3,389,178
	2008, 4.250%, 12/01/38
2,305	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy	12/21 at 100.00	N/R	2,405,936
	Foundation Project, Series 2011A, 7.750%, 12/15/31
985	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	10/21 at 100.00	N/R (5)	1,045,972
	Refunding Series 2011, 5.250%, 10/01/28 (Pre-refunded 10/01/21)
	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,
	Refunding Series 2017:
2,835	0.000%, 10/01/31 (9)	No Opt. Call	Baa1	2,536,616
1,775	0.000%, 10/01/36 (9)	10/33 at 100.00	Baa1	1,538,463
1,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A	1,091,570
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
330	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB	295,974
	Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)
22,835	Total Louisiana			23,422,383
	Massachusetts – 1.4%
1,800	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A,	10/26 at 100.00	Baa2	1,917,630
	5.000%, 10/01/34
800	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017,	7/26 at 100.00	BBB–	792,056
	5.000%, 7/01/47
1,065	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/22 at 100.00	AA	1,117,920
	Series 2013, 5.000%, 7/01/25 (AMT)
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I	5/20 at 100.00	AA	625,468
	Series 2010A, 5.500%, 1/01/22

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 275	Massachusetts Housing Finance Agency, Housing Bonds, Series 2010C, 5.000%,	6/20 at 100.00	AA	$ 275,586
	12/01/30 (AMT)
4,565	Total Massachusetts			4,728,660
	Michigan – 0.0%
10	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	6/20 at 100.00	A1	10,029
	7/01/34 – NPFG Insured
	Missouri – 0.3%
1,095	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	1,009,535
	Shoppes Redevelopment Project, Refunding Series 2017A, 3.900%, 11/01/29
55	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/27 at 100.00	BBB–	57,431
	Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
1,150	Total Missouri			1,066,966
	Montana – 0.8%
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
1,255	5.000%, 7/01/29	7/28 at 100.00	BBB	1,469,919
1,235	5.000%, 7/01/30	7/28 at 100.00	BBB	1,434,279
2,490	Total Montana			2,904,198
	Nebraska – 0.7%
2,150	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	9/27 at 100.00	AA+	2,262,725
	2018C, 3.750%, 9/01/38
	New Jersey – 10.6%
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB+	2,491,200
	Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%, 6/15/42
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series
	2015WW:
40	5.250%, 6/15/40 (Pre-refunded 6/15/25) (UB) (4)	6/25 at 100.00	N/R (5)	48,543
755	5.250%, 6/15/40 (UB) (4)	6/25 at 100.00	BBB+	764,898
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	12/28 at 100.00	BBB+	1,984,960
	2018EEE, 5.000%, 6/15/43
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc, Series 1999:
1,000	5.125%, 9/15/23 (AMT)	8/22 at 101.00	BB–	996,410
1,650	5.250%, 9/15/29 (AMT)	8/22 at 101.00	BB–	1,636,668
2,155	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark	10/27 at 100.00	Ba1	2,266,500
	Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/37 (AMT)
645	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	5/20 at 100.00	Aaa	645,381
	2010-1A, 5.000%, 12/01/26
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	9,952,200
	Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (4)
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB+	15,143,100
	2018A, 5.000%, 12/15/34 (UB) (4)
755	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	760,028
	Bonds, Series 2018B, 5.000%, 6/01/46
46,500	Total New Jersey			36,689,888
	New York – 7.6%
520	Build New York City Resource Corporation, New York, Revenue Bonds, Albert Einstein	9/25 at 100.00	N/R	541,845
	College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
350	Jefferson County Civic Facility Development Corporation, New York, Revenue Bonds,	11/27 at 100.00	BBB–	310,562
	Samaritan Medical Center Project, Series 2017A, 4.000%, 11/01/42
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St John	6/21 at 100.00	A–	1,024,220
	Fisher College, Series 2011, 6.000%, 6/01/34

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens	6/20 at 100.00	BBB	$ 989,980
	Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
580	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	556,261
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	497,465
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
15,000	New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Empire	9/29 at 100.00	Aa1	14,334,150
	State Development Bidding Group 3, Series 2019A, 3.000%, 3/15/49 (UB) (4)
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
4,000	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	3,814,960
2,105	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	2,134,196
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	267,147
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
2,150	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,971,249
27,470	Total New York			26,442,035
	North Carolina – 0.5%
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien
	Series 2019:
1,000	4.000%, 1/01/55	1/30 at 100.00	Aa1	889,270
875	4.000%, 1/01/55 – AGM Insured	1/30 at 100.00	AA	905,643
1,875	Total North Carolina			1,794,913
	Ohio – 7.3%
8,375	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	886,494
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
5,480	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	4,560,511
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48
3,235	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	2,888,079
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
310	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	230,358
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB	763,952
	Services, Improvement Series 2010A, 5.625%, 7/01/26
10,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series	5/25 at 100.00	AA+	11,099,000
	2015, 5.000%, 5/15/40 (UB) (4)
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB (5)	3,226,890
	2011A, 5.750%, 11/15/31 (Pre-refunded 11/15/21)
295	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	295,737
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
	(Mandatory Put 9/15/21) (8)
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	15,000
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (8)
860	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	866,450
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22) (8)
375	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	377,812
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (8)
60	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	60,450
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (8)
38,750	Total Ohio			25,270,733

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 2.1%
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
$ 440	5.000%, 8/15/38	8/28 at 100.00	Baa3	$ 451,462
5,000	5.500%, 8/15/52	8/28 at 100.00	Baa3	5,238,600
1,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding	6/25 at 100.00	B–	1,471,650
	Series 2015, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/25)
6,940	Total Oklahoma			7,161,712
	Pennsylvania – 8.3%
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	12/21 at 100.00	B–	1,338,885
	Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011,
	6.550%, 12/01/27
1,050	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,057,875
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory
	Put 7/01/22) (8)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	5,000
	Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (8)
1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	997,500
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory
	Put 4/01/21) (8)
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
4,000	5.000%, 6/01/32 (UB) (4)	6/28 at 100.00	A1	4,572,440
2,260	5.000%, 6/01/33 (UB) (4)	6/28 at 100.00	A1	2,567,247
1,275	5.000%, 6/01/34 (UB) (4)	6/28 at 100.00	A1	1,443,122
1,080	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage	8/20 at 100.00	N/R (5)	1,125,900
	Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454,
	17.711%, 8/01/24 (Pre-refunded 8/01/20), 144A (IF) (4)
950	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue	6/20 at 100.00	BBB+	965,912
	Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R (5)	1,209,672
	Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)
1,975	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	AA	2,084,573
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/49
130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	135,529
	Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series
	2016A, 5.000%, 7/01/31
1,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	No Opt. Call	AA	1,215,220
	Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E:
3,530	6.000%, 12/01/30	12/27 at 100.00	A	4,342,712
2,000	6.375%, 12/01/38	12/27 at 100.00	A	2,434,880
4,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	5/27 at 100.00	Baa1	3,519,120
	University of the Sciences in Philadelphia, Series 2017, 5.000%, 11/01/47 (UB) (4)
28,950	Total Pennsylvania			29,015,587
	Puerto Rico – 2.3%
75,000	Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2008A,	6/20 at 6.29	N/R	3,603,000
	0.000%, 5/15/57
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	912,500
	3.607%, 7/01/27
1,500	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue	6/20 at 100.00	A+	1,591,230
	Bonds, Modernization Series 2008, 5.125%, 12/01/27
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	1,791,040
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
79,500	Total Puerto Rico			7,897,770

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 2.3%
$ 7,500	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A	$ 7,957,500
	Series 2016B, 5.000%, 12/01/46 (UB) (4)
	Tennessee – 0.3%
1,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	12/26 at 100.00	N/R	826,030
	Project, Series 2016A, 5.125%, 12/01/42, 144A
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%,	No Opt. Call	A	166,225
	2/01/24
1,155	Total Tennessee			992,255
	Texas – 3.1%
80	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds,	6/21 at 100.00	BB	70,080
	Leadership Prep School, Series 2016A, 5.000%, 6/15/46
150	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	152,868
	Inc Project, Series 2012B, 4.750%, 11/01/42
825	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	7/25 at 100.00	Caa1	644,597
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series
	2015A, 5.000%, 7/01/47
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond	9/21 at 100.00	N/R (5)	2,359,998
	Trust 11947, 23.921%, 9/01/41 (Pre-refunded 9/01/21), 144A (IF)
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue	12/21 at 100.00	N/R	662,500
	Bonds, Eden Home Inc, Series 2012, 7.250%, 12/15/47 (8)
1,675	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	Aaa	1,788,281
	Series 2018A, 4.250%, 9/01/48
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
3,600	5.000%, 12/31/50 (AMT)	12/25 at 100.00	Baa3	3,463,308
805	5.000%, 12/31/55 (AMT)	12/25 at 100.00	Baa3	767,672
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	6/20 at 100.00	Baa3	1,004,480
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34
10,935	Total Texas			10,913,784
	Utah – 0.3%
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	7/20 at 100.00	BB	1,003,210
	School, Series 2010A, 6.250%, 7/15/30
	Vermont – 0.8%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law
	School Project, Series 2011A:
1,000	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,034,480
1,760	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,822,110
2,760	Total Vermont			2,856,590
	Virginia – 3.3%
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	A–	4,733,800
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/37 – AGC Insured
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	5/20 at 100.00	B–	1,891,860
	Bonds, Series 2007B1, 5.000%, 6/01/47
2,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2018E, 4.150%,	12/27 at 100.00	AA+	2,681,075
	12/01/49
1,155	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	1,159,747
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	1,002,829
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)
16,665	Total Virginia			11,469,311

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 3.3%
$ 5,000	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016B, 5.000%,	4/26 at 100.00	Aa2	$ 5,640,500
	10/01/31 (AMT) (UB) (4)
3,155	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley	12/26 at 100.00	Baa2	3,659,547
	Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/27
135	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	5/20 at 100.00	N/R	123,679
	Series 2013, 5.750%, 4/01/43
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	2,033,760
	Research Center, Series 2011A, 5.375%, 1/01/31
10,290	Total Washington			11,457,486
	West Virginia – 0.1%
750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System,	5/20 at 100.00	N/R	412,500
	Inc, Series 2008, 6.500%, 10/01/38 (8)
	Wisconsin – 9.2%
25	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School,	6/24 at 100.00	N/R	22,595
	North Carolina, Series 2017A, 5.000%, 6/15/37, 144A
170	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter	6/26 at 100.00	N/R	136,321
	Educational Foundation Project, Series 2016A, 5.000%, 6/15/36, 144A
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard
	Public Facilities Corporation, Second Tier Series 2018B:
69	0.000%, 1/01/46, 144A	No Opt. Call	N/R	1,501
68	0.000%, 1/01/47, 144A	No Opt. Call	N/R	1,419
68	0.000%, 1/01/48, 144A	No Opt. Call	N/R	1,383
67	0.000%, 1/01/49, 144A	No Opt. Call	N/R	1,339
67	0.000%, 1/01/50, 144A	No Opt. Call	N/R	1,263
73	0.000%, 1/01/51, 144A	No Opt. Call	N/R	1,353
1,874	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	1,189,876
72	0.000%, 1/01/52, 144A	No Opt. Call	N/R	1,287
71	0.000%, 1/01/53, 144A	No Opt. Call	N/R	1,241
71	0.000%, 1/01/54, 144A	No Opt. Call	N/R	1,193
70	0.000%, 1/01/55, 144A	No Opt. Call	N/R	1,146
69	0.000%, 1/01/56, 144A	No Opt. Call	N/R	1,106
68	0.000%, 1/01/57, 144A	No Opt. Call	N/R	1,063
67	0.000%, 1/01/58, 144A	No Opt. Call	N/R	1,018
67	0.000%, 1/01/59, 144A	No Opt. Call	N/R	987
67	0.000%, 1/01/60, 144A	No Opt. Call	N/R	944
66	0.000%, 1/01/61, 144A	No Opt. Call	N/R	899
65	0.000%, 1/01/62, 144A	No Opt. Call	N/R	866
64	0.000%, 1/01/63, 144A	No Opt. Call	N/R	830
64	0.000%, 1/01/64, 144A	No Opt. Call	N/R	805
63	0.000%, 1/01/65, 144A	No Opt. Call	N/R	768
62	0.000%, 1/01/66, 144A	No Opt. Call	N/R	716
808	0.000%, 1/01/67, 144A	No Opt. Call	N/R	8,607
1,690	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American	No Opt. Call	N/R	1,572,461
	Dream @ Meadowlands Project, Series 2017A, 6.250%, 8/01/27, 144A
1,350	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	1,266,314
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
160	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc,	12/27 at 100.00	BBB–	162,618
	Series 2017A, 5.200%, 12/01/37
2,905	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing	7/25 at 100.00	BBB–	2,994,474
	Foundation – Cullowhee LLC - Western California University Project, Series 2015A,
	5.000%, 7/01/35
1,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A,	No Opt. Call	AA	731,930
	0.000%, 12/15/31

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College,	6/20 at 100.00	N/R (5)	$ 1,003,700
	Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
1,290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community	10/22 at 100.00	AA	1,418,832
	Health, Inc Obligated Group, Tender Option Bond Trust 2015-XF0118, 16.360%,
	4/01/42, 144A (IF) (4)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Ascension
	Health Alliance Senior Credit Group, Series 2016A:
10,000	5.000%, 11/15/35 (UB) (4)	5/26 at 100.00	AA+	11,320,400
5,000	5.000%, 11/15/36 (UB) (4)	5/26 at 100.00	AA+	5,644,450
3,000	5.000%, 11/15/39 (UB) (4)	5/26 at 100.00	AA+	3,365,940
25	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Monroe	8/25 at 100.00	N/R (5)	30,045
	Clinic Inc, Refunding Series 2016, 5.000%, 2/15/28 (Pre-refunded 8/15/25)
1,090	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars	8/23 at 100.00	A	1,138,440
	Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43
32,805	Total Wisconsin			32,030,130
	Wyoming – 0.7%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming,
	LLC – University of Wyoming Project, Series 2011:
710	6.250%, 7/01/31	7/21 at 100.00	BBB	726,337
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,629,312
2,310	Total Wyoming			2,355,649
$ 583,738	Total Municipal Bonds (cost $472,600,702)			463,879,688

Shares	Description (1)	Value
	COMMON STOCKS – 2.3%
	Electric Utilities – 2.3%
257,316	Energy Harbor Corp (10), (11)	8,105,454
	Total Common Stocks (cost $7,803,238)	8,105,454
	Total Long-Term Investments (cost $480,403,940)	471,985,142
	Floating Rate Obligations – (36.6)%	(127,412,000)
	Other Assets Less Liabilities – 0.9%	3,132,997
	Net Assets Applicable to Common Shares – 100%	$ 347,706,139

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments (continued) April 30, 2020 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(9)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(11)
Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; and Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 0.000%, 12/01/23.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate.
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
April 30, 2020 (Unaudited)

	NUV	NUW	NMI	NEV
Assets
Long-term investments, at value (cost $1,954,692,826, $230,341,033,
$92,536,708 and $480,403,940, respectively)	$2,087,133,478	$245,138,404	$94,166,047	$471,985,142
Cash	347,757	174,277	1,575,287	—
Cash Collateral at brokers for investments in futures contracts(1)	—	542,996	—	—
Receivable for:
Interest	24,081,032	2,518,881	1,216,668	8,768,138
Investments sold	7,240,000	—	35,000	2,075,000
Deferred offering costs	—	160,000	—	—
Other assets	382,551	70	28	25,125
Total assets	2,119,184,818	248,534,628	96,993,030	482,853,405
Liabilities
Cash overdraft	—	—	—	2,352,937
Floating rate obligations	29,705,000	2,000,000	—	127,412,000
Payable for:
Dividends	5,827,475	582,956	280,975	1,400,719
Interest	166,317	1,473	—	1,818,644
Investments purchased - regular settlement	—	—	—	1,786,549
Investments purchased - when-issued/delayed-delivery settlement	5,393,550	1,078,710	—	—
Variation margin on futures contracts	—	25,219	—	—
Accrued expenses:
Management fees	779,942	114,577	48,640	270,730
Directors/Trustees fees	395,916	1,958	767	27,398
Other	362,690	31,155	47,163	78,289
Total liabilities	42,630,890	3,836,048	377,545	135,147,266
Net assets applicable to common shares	$2,076,553,928	$244,698,580	$96,615,485	$347,706,139
Common shares outstanding	206,996,511	15,516,082	9,153,546	24,950,068
Net asset value (“NAV”) per common share outstanding	$10.03	$15.77	$10.55	$13.94

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,069,965	$155,161	$91,535	$249,501
Paid-in-surplus	1,957,683,170	229,910,880	95,047,997	347,118,270
Total distributable earnings	116,800,793	14,632,539	1,475,953	338,368
Net assets applicable to common shares	$2,076,553,928	$244,698,580	$96,615,485	$347,706,139
Authorized common shares	350,000,000	Unlimited	200,000,000	Unlimited

(1)  Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 2020 (Unaudited)

	NUV	NUW	NMI	NEV
Investment Income	$43,924,305	$4,675,936	$2,240,204	$11,607,354
Expenses
Management fees	4,748,123	722,196	303,093	1,694,326
Interest expense	263,572	17,653	—	1,185,523
Custodian fees	113,477	22,280	17,326	34,246
Directors/Trustees fees	24,805	2,963	1,151	4,252
Professional fees	40,137	18,361	19,757	24,886
Shareholder reporting expenses	108,190	15,191	10,287	18,731
Shareholder servicing agent fees	193,549	116	3,489	111
Stock exchange listing fees	29,022	3,738	3,724	3,500
Investor relations expenses	61,683	7,615	3,266	10,976
Other	42,310	9,076	12,146	13,694
Total expenses	5,624,868	819,189	374,239	2,990,245
Net investment income (loss)	38,299,437	3,856,747	1,865,965	8,617,109
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,988,584)	2,067,991	(190,338)	12,021,403
Futures contracts	—	(402,348)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(109,490,373)	(17,273,012)	(6,538,552)	(44,435,002)
Futures contracts	—	(1,985,653)	—	—
Net realized and unrealized gain (loss)	(111,478,957)	(17,593,022)	(6,728,890)	(32,413,599)
Net increase (decrease) in net assets applicable to common shares
from operations	$(73,179,520)	$(13,736,275)	$(4,862,925)	$(23,796,490)

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NUV		NUW
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/20	10/31/19	4/30/20	10/31/19
Operations
Net investment income (loss)	$38,299,437	$77,305,974	$3,856,747	$9,172,492
Net realized gain (loss) from:
Investments	(1,988,584)	2,207,524	2,067,991	830,880
Futures contracts	—	—	(402,348)	(1,126,291)
Change in net unrealized appreciation (depreciation) of:
Investments	(109,490,373)	149,146,468	(17,273,012)	17,969,895
Futures contracts	—	—	(1,985,653)	267,165
Net increase (decrease) in net assets applicable to common shares
from operations	(73,179,520)	228,659,966	(13,736,275)	27,114,141
Distributions to Common Shareholders
Dividends	(38,490,149)	(76,957,670)	(3,754,892)	(11,574,595)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(38,490,149)	(76,957,670)	(3,754,892)	(11,574,595)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	—	1,920,037
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	1,300,694	—	—	118,439
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	1,300,694	—	—	2,038,476
Net increase (decrease) in net assets applicable to common shares	(110,368,975)	151,702,296	(17,491,167)	17,578,022
Net assets applicable to common shares at the beginning of period	2,186,922,903	2,035,220,607	262,189,747	244,611,725
Net assets applicable to common shares at the end of period	$2,076,553,928	$2,186,922,903	$244,698,580	$262,189,747

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	NMI		NEV
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/20	10/31/19	4/30/20	10/31/19
Operations
Net investment income (loss)	$1,865,965	$3,736,918	$8,617,109	$18,229,243
Net realized gain (loss) from:
Investments	(190,338)	310,265	12,021,403	1,410,685
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(6,538,552)	3,889,403	(44,435,002)	21,894,612
Futures contracts	—	—	—	—
Net increase (decrease) in net assets applicable to common shares
from operations	(4,862,925)	7,936,586	(23,796,490)	41,534,540
Distributions to Common Shareholders
Dividends	(2,204,119)	(4,407,671)	(8,458,073)	(16,916,146)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(2,204,119)	(4,407,671)	(8,458,073)	(16,916,146)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	3,768,508	828,032	—	—
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	91,686	69,151	—	—
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	3,860,194	897,183	—	—
Net increase (decrease) in net assets applicable to common shares	(3,206,850)	4,426,098	(32,254,563)	24,618,394
Net assets applicable to common shares at the beginning of period	99,822,335	95,396,237	379,960,702	355,342,308
Net assets applicable to common shares at the end of period	$96,615,485	$99,822,335	$347,706,139	$379,960,702

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended April 30, 2020 (Unaudited)

NEV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(23,796,490)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(86,771,469)
Proceeds from sales and maturities of investments	62,971,880
Amortization (Accretion) of premiums and discounts, net	128,581
(Increase) Decrease in:
Receivable for interest	(527,025)
Receivable for investments sold	4,342,951
Other assets	248
Increase (Decrease) in:
Payable for interest	908,556
Payable for investments purchased – regular settlement	(522,149)
Accrued management fees	(22,222)
Accrued Directors/Trustees fees	485
Accrued other expenses	(534)
Net realized (gain) loss from:
Investments	(12,021,403)
Paydowns	63
Change in net unrealized (appreciation) depreciation of investments	44,435,002
Net cash provided by (used in) operating activities	(10,873,526)
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	2,352,937
Proceeds from borrowings	10,900,000
(Repayments) of borrowings	(10,900,000)
Proceeds from floating rate obligations	8,520,000
Cash distributions paid to common shareholders	(8,457,885)
Net cash provided by (used in) financing activities	2,415,052
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(8,458,474)
Cash and Cash Collateral at Brokers at the beginning of period	8,458,474
Cash and Cash Collateral at Brokers at the end of period	$—

Supplemental Disclosures of Cash Flow Information	NEV
Cash paid for interest	$276,967

See accompanying notes to financial statements.

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Shelf Offering Costs	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price
NUV
Year Ended 10/31:
2020(d)	$10.57	$0.19	$(0.54)	$(0.35)	$(0.19)	$—	$(0.19)	$—	$—		$10.03	$9.60
2019	9.84	0.37	0.73	1.10	(0.37)	—	(0.37)	—	—		10.57	10.43
2018	10.30	0.38	(0.45)	(0.07)	(0.39)	—	(0.39)	—	—		9.84	9.18
2017	10.39	0.40	(0.10)	0.30	(0.39)	—	(0.39)	—	—		10.30	10.12
2016	10.20	0.40	0.18	0.58	(0.39)	—	(0.39)	—	—	*	10.39	9.98
2015	10.21	0.42	(0.03)	0.39	(0.40)	—	(0.40)	—	—		10.20	10.07

NUW
Year Ended 10/31:
2020(d)	16.90	0.25	(1.14)	(0.89)	(0.24)	—	(0.24)	—	—		15.77	14.49
2019	15.88	0.60	1.16	1.76	(0.65)	(0.10)	(0.75)	—	0.01		16.90	16.83
2018	16.99	0.70	(0.92)	(0.22)	(0.72)	(0.18)	(0.90)	—	0.01		15.88	14.36
2017	17.22	0.75	(0.26)	0.49	(0.73)	—	(0.73)	(0.01)	0.02		16.99	17.17
2016	17.17	0.76	0.06	0.82	(0.79)	—	(0.79)	(0.01)	0.03		17.22	16.96
2015	17.19	0.80	(0.04)	0.76	(0.79)	—	(0.79)	—	0.01		17.17	17.22

(a)
Total Return Based on Common Shares NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratio Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(3.41)%	(6.29)%	$2,076,554	0.52	%***	3.54	%***	6%
11.35	17.92	2,186,923	0.54		3.63		13
(0.71)	(5.55)	2,035,221	0.54		3.76		20
3.03	5.48	2,130,046	0.52		3.89		17
5.74	2.91	2,150,444	0.51		3.87		11
3.94	8.86	2,096,508	0.53		4.08		16

(5.32)	(12.60)	244,699	0.63	***	2.97	***	9
11.38	22.81	262,190	0.73		3.61		31
(1.31)	(11.54)	244,612	0.80		4.26		30
3.02	5.71	256,281	0.81		4.45		16
4.90	2.99	247,394	0.71		4.38		12
4.56	6.79	228,952	0.72		4.72		6

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NUV		NUW
Year Ended 10/31:		Year Ended 10/31:
2020(d)	0.02%***	2020(d)	0.01%***
2019	0.04	2019	0.07
2018	0.03	2018	0.10
2017	0.01	2017	0.06
2016	0.01	2016	0.03
2015	0.00**	2015	0.02

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)	For the six months ended April 30, 2020.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%
***	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Shelf Offering Costs	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price
NMI
Year Ended 10/31:
2020(e)	$11.32	$0.21	$(0.74)	$(0.53)	$(0.21)	$(0.04)	$(0.25)	$—	$0.01		$10.55	$10.26
2019	10.92	0.43	0.47	0.90	(0.43)	(0.07)	(0.50)	—	—	*	11.32	11.33
2018	11.38	0.43	(0.43)	—	(0.46)	—	(0.46)	(0.01)	0.01		10.92	10.09
2017	11.61	0.48	(0.22)	0.26	(0.49)	—	(0.49)	(0.01)	0.01		11.38	11.45
2016	11.47	0.50	0.15	0.65	(0.51)	—	(0.51)	—	—		11.61	12.20
2015	11.52	0.51	(0.05)	0.46	(0.51)	—	(0.51)	—	—		11.47	11.05

NEV
Year Ended 10/31:
2020(e)	15.23	0.35	(1.30)	(0.95)	(0.34)	—	(0.34)	—	—		13.94	12.88
2019	14.24	0.73	0.94	1.67	(0.68)	—	(0.68)	—	—		15.23	14.60
2018	15.03	0.75	(0.77)	(0.02)	(0.77)	—	(0.77)	—	—		14.24	12.70
2017	15.58	0.82	(0.55)	0.27	(0.82)	—	(0.82)	—	—		15.03	14.28
2016	15.59	0.85	0.04	0.89	(0.95)	—	(0.95)	—	0.05		15.58	14.75
2015	15.69	0.93	(0.06)	0.87	(0.97)	—	(0.97)	—	—		15.59	15.38

(a)
Total Return Based on Common Shares NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratio Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(4.73)%	(7.43)%	$96,615	0.75	%**	3.74	%**	9%
8.45	17.61	99,822	0.79		3.83		10
(0.05)	(8.14)	95,396	0.89		3.87		17
2.34	(2.04)	97,138	0.79		4.23		12
5.71	15.22	96,532	0.76		4.33		4
4.08	2.31	95,149	0.74		4.43		10

(6.38)	(9.69)	347,706	1.59	**	4.59	**	13
11.92	20.66	379,961	1.61		4.92		11
(0.17)	(5.93)	355,342	1.42		5.14		15
1.93	2.50	375,081	1.14		5.47		8
6.10	1.85	388,835	1.03		5.44		6
5.68	9.90	328,856	1.05(c	)	5.93(c	)	12

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NMI		NEV
Year Ended 10/31:		Year Ended 10/31:
2020(e)	—%**	2020(e)	0.63%**
2019	—	2019	0.61
2018	—	2018	0.40
2017	—	2017	0.17
2016	0.03	2016	0.07
2015	0.01	2015	0.07

(c)
During the fiscal year ended October 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares excluding this expense reimbursement from Adviser are as follows:

	Ratios to Average Net Assets
		Net Investment
NEV	Expenses	Income (Loss)
Year Ended 10/31:
2015	1.08%	5.91%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	For the six months ended April 30, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen Municipal Value Fund, Inc. (NUV)
• Nuveen AMT-Free Municipal Value Fund (NUW)
• Nuveen Municipal Income Fund, Inc. (NMI)
• Nuveen Enhanced Municipal Value Fund (NEV)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NUV and NMI were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. NUW and NEV were organized as Massachusetts business trusts on November 19, 2008 and July 27, 2009, respectively.
The end of the reporting period for the Funds is April 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Funds’ financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (“the Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU's adoption to the Funds' financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Notes to Financial Statements (Unaudited) (continued)
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued, at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NUV	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$2,087,133,478	$—	$2,087,133,478

NUW

Long-Term Investments*:
Municipal Bonds	$—	$245,138,404	$—	$245,138,404
Investments in Derivatives:
Futures Contracts****	(1,718,488)	—	—	(1,718,488)
Total	$(1,718,488)	$245,138,404	$—	$243,419,916

NMI	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$93,324,827	$841,220**	$94,166,047

NEV
Long-Term Investments*:
Municipal Bonds	$ —	$463,837,298	$42,390**	$463,879,688
Common Stock	—	8,105,454***	—	8,105,454
Total	$ —	$471,942,752	$42,390	$471,985,142

*     Refer to the Fund’s Portfolio of Investments for state classifications.
**    Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
***   Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
****  Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the

Notes to Financial Statements (Unaudited) (continued)
Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NUV	NUW	NMI	NEV
Floating rate obligations: self-deposited Inverse Floaters	$29,705,000	$2,000,000	$—	$127,412,000
Floating rate obligations: externally-deposited Inverse Floaters	—	1,339,000	—	73,645,000
Total	$29,705,000	$3,339,000	$—	$201,057,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NUV	NUW	NMI	NEV
Average floating rate obligations outstanding	$29,705,000	$2,000,000	$—	$122,738,099
Average annual interest rate and fees	1.78%	1.78%	—%	1.94%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NUV	NUW	NMI	NEV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$29,705,000	$2,000,000	$—	$119,412,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	1,339,000	—	71,135,000
Total	$29,705,000	$3,339,000	$—	$190,547,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NUV	NUW	NMI	NEV
Purchases	$146,339,089	$23,086,714	$11,059,815	$86,771,469
Sales and maturities	141,172,032	23,168,473	8,809,066	62,971,880

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current reporting period, NUW managed the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

NUW
Average notional amount of futures contracts outstanding*	$36,625,490

*  The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NUW
Interest rate	Futures contracts	—	—	Payable for variation margin	$(1,718,488)
				on futures contracts*

*  Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

Notes to Financial Statements (Unaudited) (continued)
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying Risk	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Exposure	Instrument	Futures Contracts	Futures Contracts
NUW	Interest rate	Futures contracts	$(402,348)	$(1,985,653)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	NUW		NMI
	Six Months	Year	Six Months		Year
	Ended	Ended	Ended		Ended
	4/30/20	10/31/19	4/30/20		10/31/19
Additional authorized common shares	1,500,000	1,500,000	800,000	*	800,000
Common shares sold	—	109,938	330,371		72,629
Offering proceeds, net of offering costs	$—	$1,920,037	$3,768,508		$828,032

*  Represents additional authorized common shares for the period November 1, 2019 through March 8, 2020.
Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions
Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NUV		NUW		NMI
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/20	10/31/19	4/30/20	10/31/19	4/30/20	10/31/19
Common shares:
Issued to shareholders due to reinvestment of distributions	121,062	—	—	7,010	8,094	6,120
Sold through shelf offering	—	—	—	109,938	330,371	72,629
Weighted average common share:
Premium to NAV per shelf offering common share sold	—%	—%	—%	5.25%	1.39%	1.40%

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NUW the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of April 30, 2020.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NUV	NUW	NMI	NEV
Tax cost of investments	$1,919,260,465	$225,947,764	$92,437,246	$352,733,325
Gross unrealized:
Appreciation	$167,786,134	$20,983,778	$4,098,531	$13,730,921
Depreciation	(29,618,133)	(5,511,626)	(2,369,730)	(21,889,139)
Net unrealized appreciation (depreciation) of investments	$138,168,001	$15,472,152	$1,728,801	$(8,158,218)

Permanent differences, primarily due to taxable market discount, expiration of capital loss carryforwards and distribution reallocations resulted in reclassifications among the Funds’ components of net assets as of October 31, 2019, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2019, the Funds’ last tax year end, were as follows:

	NUV	NUW	NMI	NEV
Undistributed net tax-exempt income[1]	$8,041,006	$—	$228,467	$2,195,771
Undistributed net ordinary income[2]	2,536,534	—	—	—
Undistributed net long-term capital gains	—	—	315,472	—

[1] Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2019 and paid on November 1, 2019.
[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to Financial Statements (Unaudited) (continued)
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2019 was designated for purposes of the dividends paid deduction as follows:

	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income	$75,629,909	$9,785,093	$3,665,241	$16,589,036
Distributions from net ordinary income[2]	1,327,761	346,584	111,090	327,110
Distributions from net long-term capital gains	—	1,576,014	628,561	—

[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of October 31, 2019, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NUV	NUW	NEV
Not subject to expiration:
Short-term	$10,969,504	$26,821	$4,354,156
Long-term	12,568,429	—	784,747
Total	$23,537,933	$26,821	$5,138,903

As of October 31, 2019, the Funds’ last tax year end, $16,146,849 of NEV’s capital loss carryforward expired.
During the Funds’ last tax year ended October 31, 2019, the following Funds utilized capital loss carryforwards as follows:

	NUV	NEV
Utilized capital loss carryforwards	$1,619,489	$1,426,087

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NUV a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for NUV is calculated according to the following schedule:

NUV
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000

In addition, NUV pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

NUV
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee, payable monthly, for NUW, NMI and NEV is calculated according to the following schedules:

NUW
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NMI
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For net assets over $5 billion	0.3625

NEV
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

Notes to Financial Statements (Unaudited) (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NUV and NMI):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of April 30, 2020, the complex-level fee rate for each Fund was 0.1593%.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NUV	NUW	NMI
Purchases	$301,030	$667,911	$384,338
Sales	317,475	—	386,350

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NUV	NMI	NEV
Maximum outstanding balance	$12,800,000	$332,736	$10,900,000

During each Fund’s utilization period(s), during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NUV	NMI	NEV
Utilization period (days outstanding)	10	2	2
Average daily balance outstanding	$11,844,916	$332,736	$10,900,000
Average annual interest rate	2.05%	2.76%	2.66%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. Subsequent Events
Committed Line of Credit
During June 2020, the Participating Funds renewed the standby credit facility through June 2021. In conjunction with this renewal the commitment amount decreased from $2.65 billion to $2.405 billion and the interest rate increased from LIBOR plus 1.00% to LIBOR plus 1.25%. The Participating Funds also incurred a 0.10% upfront fee. All other terms remain unchanged.

Additional Fund Information

Board of Directors/Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI	NEV
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

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Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

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S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the taxexempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (continued)

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Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

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Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-A-0420D 1210952-INV-B-06/21

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Enhanced Municipal Value Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: July 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: July 7, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: July 7, 2020